Exhibit 99.1

Genworth Financial

SECOND QUARTER FINANCIAL SUPPLEMENT

JUNE 30, 2008

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Dear Investor,

You will note that this second quarter supplement has several important new disclosures in an effort to provide additional transparency into our financial trends. In the International segment, we added reserve information for Canada and Australia as well as delinquency rates by region for each country. These can be found on pages 40 and 41.

Once again, thank you for your continued interest in Genworth Financial and please feel free to call with any questions or comments.

Regards,

Alicia Charity

Vice President

Investor Relations

804-662-2248

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” Our chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). We define net operating income (loss) as income (loss) from continuing operations excluding after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. We exclude net investment gains (losses) and infrequent or unusual non-operating items because we do not consider them to be related to the operating performance of our segments and Corporate and Other activities. A significant component of our net investment gains (losses) is the result of credit-related impairments and credit-related gains and losses, the timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) are often subject to our discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income (loss) if, in our opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income in accordance with GAAP, we believe that net operating income (loss), and measures that are derived from or incorporate net operating income (loss), are appropriate measures that are useful to investors because they identify the income attributable to the ongoing operations of the business. However, net operating income (loss) is not a substitute for net income determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies. The table on page 8 of this report reflects net operating income (loss) as determined in accordance with Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information, and a reconciliation of net operating income (loss) of our segments and Corporate and Other activities to net income for the three and six months ended June 30, 2008 and 2007. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 66 through 70 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management,” “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports the sales metrics as a measure of volume of new and renewal business generated in a period. Sales refers to (1) annualized first-year premiums for term life insurance, long-term care insurance and Medicare supplement insurance; (2) new and additional premiums/deposits for universal life insurance, linked-benefits, spread-based and variable products; (3) gross flows and net flows, which represent gross flows less redemptions, for our wealth management(2) business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where we earn a fee for administrative services only business, for payment protection insurance; (5) new insurance written for mortgage insurance, which in each case reflects the amount of business the company generated during each period presented; and (6) written premiums, net of cancellations, for our Mexican insurance operations. Sales do not include renewal premiums on policies or contracts written during prior periods.

The company considers annualized first-year premiums, new premiums/deposits, gross and net flows, written premiums, premium equivalents and new insurance written to be measures of the company’s operating performance because they represent measures of new sales of insurance policies or contracts during a specified period, rather than measures of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for our wealth management business, insurance in-force and risk in-force. Assets under management for our wealth management business represent third-party assets under management that are not consolidated in our financial statements. Insurance in-force for our life insurance, international mortgage insurance and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. Risk in-force for our international mortgage insurance and U.S. mortgage insurance businesses is a measure that recognizes that the loss on any particular mortgage loan will be reduced by the net proceeds received upon sale of the underlying property. The company considers assets under management for our wealth management business, insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of our business at a specific date, rather than measures of the company’s revenues or profitability during that period.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles
(2)	Formerly known as Managed Money.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	2008		2007
	Q2	Q1	Q4	Q3	Q2	Q1
Total stockholders’ equity, excluding accumulated other comprehensive income (loss)	$12,616	$12,760	$12,751	$12,620	$12,416	$12,197
Total accumulated other comprehensive income (loss)	(271)	(35)	727	697	550	1,111

Total stockholders’ equity	$12,345	$12,725	$13,478	$13,317	$12,966	$13,308

Book value per common share	$28.52	$29.41	$30.92	$30.32	$29.30	$30.43
Book value per common share, excluding accumulated other comprehensive income (loss)	$29.14	$29.49	$29.25	$28.73	$28.05	$27.89
Common shares outstanding as of balance sheet date	432.9	432.7	435.9	439.2	442.6	437.4
	Twelve months ended
Twelve Month Rolling Average ROE	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
GAAP Basis ROE	4.1%	8.1%	9.8%	11.5%	11.3%
Operating ROE	9.0%	10.2%	11.0%	11.5%	11.0%

	Three months ended
Quarterly Average ROE	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
GAAP Basis ROE	-3.4%	3.6%	5.6%	10.8%	12.3%
Operating ROE	6.7%	7.7%	9.9%	11.8%	11.4%
See page 67 herein for a reconciliation of GAAP Basis ROE to Operating ROE.
Basic and Diluted Shares	Three months ended June 30, 2008	Six months ended June 30, 2008
Weighted-average shares used in basic earnings per common share calculations	432.9	433.3
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	—	1.5

Weighted-average shares used in diluted earnings per common share calculations	432.9	434.8

Second Quarter Results

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Income

(amounts in millions)

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
REVENUES:
Premiums	$1,709	$1,549	$3,426	$3,060
Net investment income	953	1,024	1,955	2,008
Net investment gains (losses)	(518)	(51)	(744)	(70)
Insurance and investment product fees and other	254	243	514	477

Total revenues	2,398	2,765	5,151	5,475

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,386	1,090	2,787	2,157
Interest credited	320	391	665	776
Acquisition and operating expenses, net of deferrals	551	495	1,079	984
Amortization of deferred acquisition costs and intangibles	209	207	412	420
Interest expense	110	124	222	231

Total benefits and expenses	2,576	2,307	5,165	4,568

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(178)	458	(14)	907
Provision (benefit) for income taxes	(69)	137	(21)	272
Effective tax rate	38.8%	29.9%	150.0%	30.0%

INCOME (LOSS) FROM CONTINUING OPERATIONS	(109)	321	7	635
Income from discontinued operations, net of taxes	—	5	—	15
Gain on sale of discontinued operations, net of taxes	—	53	—	53

NET INCOME (LOSS)	$(109)	$379	$7	$703

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions, except per share amounts)

		Three months ended June 30,		Six months ended June 30,
		2008	2007	2008	2007
	Retirement and Protection:
	Wealth Management(1)	$11	$11	$23	$21
	Retirement Income	13	43	49	89
	Institutional	5	10	16	24
	Life Insurance	87	75	152	153
	Long-Term Care Insurance	34	41	72	78

	Total Retirement and Protection	150	180	312	365
	International:
International Mortgage Insurance	—Canada	83	59	158	114
	—Australia	50	44	97	80
	—Other	1	4	1	7
	Payment Protection Insurance	49	35	87	64

	Total International	183	142	343	265
	U.S. Mortgage Insurance	(59)	66	(95)	131
	Corporate and Other	(62)	(37)	(104)	(70)

	NET OPERATING INCOME(2)	212	351	456	691

	ADJUSTMENTS TO NET OPERATING INCOME:
	Income from discontinued operations, net of taxes	—	5	—	15
	Gain on sale of discontinued operations, net of taxes	—	53	—	53
	Net investment gains (losses), net of taxes and other adjustments(3)	(321)	(30)	(449)	(42)
	Expenses related to reorganization, net of taxes	—	—	—	(14)

	NET INCOME (LOSS)	$(109)	$379	$7	$703

	Earnings Per Share Data:
	Earnings per common share
	Basic	$(0.25)	$0.86	$0.02	$1.60
	Diluted	$(0.25)	$0.84	$0.02	$1.56
	Net operating earnings per common share
	Basic	$0.49	$0.80	$1.05	$1.57
	Diluted	$0.49	$0.78	$1.05	$1.53
	Shares outstanding
	Basic	432.9	439.4	433.3	440.2
	Diluted	432.9	449.0	434.8	452.0

(1)	Formerly known as Managed Money.
(2)

Represents income or loss of our operating segments: Retirement and Protection, International and U.S. Mortgage Insurance, as well as our Corporate and Other activities. The separate financial information of each segment is presented consistently with the manner in which our chief operating decision maker evaluates segment performance and allocates resources in accordance with Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information. See Use of Non-GAAP measures for additional information.

(3)	See page 65 for details on second quarter 2008 net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,709	$1,717	$3,426	$1,670	$1,600	$1,549	$1,511	$6,330
Net investment income	953	1,002	1,955	1,053	1,074	1,024	984	4,135
Net investment gains (losses)	(518)	(226)	(744)	(214)	(48)	(51)	(19)	(332)
Insurance and investment product fees and other	254	260	514	266	249	243	234	992

Total revenues	2,398	2,753	5,151	2,775	2,875	2,765	2,710	11,125

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,386	1,401	2,787	1,255	1,168	1,090	1,067	4,580
Interest credited	320	345	665	385	391	391	385	1,552
Acquisition and operating expenses, net of deferrals	551	528	1,079	551	540	495	489	2,075
Amortization of deferred acquisition costs and intangibles	209	203	412	209	202	207	213	831
Interest expense	110	112	222	126	124	124	107	481

Total benefits and expenses	2,576	2,589	5,165	2,526	2,425	2,307	2,261	9,519

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(178)	164	(14)	249	450	458	449	1,606
Provision (benefit) for income taxes	(69)	48	(21)	69	111	137	135	452

INCOME (LOSS) FROM CONTINUING OPERATIONS	(109)	116	7	180	339	321	314	1,154
Income from discontinued operations, net of taxes	—	—	—	—	—	5	10	15
Gain (loss) on sale of discontinued operations, net of taxes	—	—	—	(2)	—	53	—	51

NET INCOME (LOSS)	$(109)	$116	$7	$178	$339	$379	$324	$1,220

Earnings Per Share Data:
Earnings from continuing operations per common share
Basic	$(0.25)	$0.27	$0.02	$0.41	$0.77	$0.73	$0.71	$2.62
Diluted	$(0.25)	$0.27	$0.02	$0.41	$0.76	$0.72	$0.69	$2.58
Earnings per common share
Basic	$(0.25)	$0.27	$0.02	$0.41	$0.77	$0.86	$0.74	$2.77
Diluted	$(0.25)	$0.27	$0.02	$0.40	$0.76	$0.84	$0.71	$2.73
Shares outstanding
Basic	432.9	433.6	433.3	437.4	441.1	439.4	441.0	439.7
Diluted	432.9	436.8	434.8	441.1	445.6	449.0	455.0	447.6

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income by Segment by Quarter

(amounts in millions, except per share amounts)

		2008			2007
		Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
	Retirement and Protection:
	Wealth Management	$11	$12	$23	$12	$11	$11	$10	$44
	Retirement Income	13	36	49	41	82	43	46	212
	Institutional	5	11	16	9	10	10	14	43
	Life Insurance	87	65	152	76	81	75	78	310
	Long-Term Care Insurance	34	38	72	36	39	41	37	153

	Total Retirement and Protection	150	162	312	174	223	180	185	762
	International:
International Mortgage Insurance	—Canada	83	75	158	88	68	59	55	270
	—Australia	50	47	97	40	36	44	36	156
	—Other	1	—	1	16	6	4	3	29
	Payment Protection Insurance	49	38	87	36	30	35	29	130

	Total International	183	160	343	180	140	142	123	585
	U.S. Mortgage Insurance	(59)	(36)	(95)	(3)	39	66	65	167
	Corporate and Other	(62)	(42)	(104)	(37)	(34)	(37)	(33)	(141)

	NET OPERATING INCOME	212	244	456	314	368	351	340	1,373
	ADJUSTMENTS TO NET OPERATING INCOME:
	Income from discontinued operations, net of taxes	—	—	—	—	—	5	10	15
	Gain (loss) on sale of discontinued operations, net of taxes	—	—	—	(2)	—	53	—	51
	Net investment gains (losses), net of taxes and other adjustments	(321)	(128)	(449)	(134)	(29)	(30)	(12)	(205)
	Expenses related to reorganization, net of taxes	—	—	—	—	—	—	(14)	(14)

	NET INCOME (LOSS)	$(109)	$116	$7	$178	$339	$379	$324	$1,220

	Earnings Per Share Data:
	Earnings per common share
	Basic	$(0.25)	$0.27	$0.02	$0.41	$0.77	$0.86	$0.74	$2.77
	Diluted	$(0.25)	$0.27	$0.02	$0.40	$0.76	$0.84	$0.71	$2.73
	Net operating earnings per common share
	Basic	$0.49	$0.56	$1.05	$0.72	$0.83	$0.80	$0.77	$3.12
	Diluted	$0.49	$0.56	$1.05	$0.71	$0.83	$0.78	$0.75	$3.07
	Shares outstanding
	Basic	432.9	433.6	433.3	437.4	441.1	439.4	441.0	439.7
	Diluted	432.9	436.8	434.8	441.1	445.6	449.0	455.0	447.6

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$51,887	$53,031	$55,154	$55,775	$55,567
Equity securities available-for-sale, at fair value	409	394	366	247	201
Commercial mortgage loans	8,573	8,822	8,953	8,839	8,798
Policy loans	1,806	1,654	1,651	1,650	1,635
Other invested assets	4,614	5,603	4,676	3,803	3,445

Total investments	67,289	69,504	70,800	70,314	69,646
Cash and cash equivalents	5,861	3,768	3,091	3,146	2,956
Accrued investment income	679	863	773	803	697
Deferred acquisition costs	7,530	7,330	7,034	6,842	6,677
Intangible assets	991	959	914	845	845
Goodwill	1,618	1,609	1,600	1,605	1,601
Reinsurance recoverable	16,571	16,498	16,483	16,573	16,658
Other assets	1,320	912	822	1,015	880
Separate account assets	12,356	12,151	12,798	12,615	11,976

Total assets	$114,215	$113,594	$114,315	$113,758	$111,936

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$27,529	$27,174	$26,740	$26,380	$26,025
Policyholder account balances	36,842	36,764	36,913	37,487	38,188
Liability for policy and contract claims	4,418	4,011	3,693	3,473	3,286
Unearned premiums	5,758	5,653	5,631	5,511	5,073
Other liabilities	6,093	6,671	6,255	6,209	5,766
Non-recourse funding obligations	3,455	3,455	3,455	3,455	3,555
Short-term borrowings	200	200	200	326	199
Long-term borrowings	4,531	3,966	3,903	3,889	3,855
Deferred tax liability	688	824	1,249	1,096	1,047
Separate account liabilities	12,356	12,151	12,798	12,615	11,976

Total liabilities	101,870	100,869	100,837	100,441	98,970

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,482	11,473	11,461	11,440	11,429

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses)	(1,723)	(1,479)	(526)	(353)	(181)
Derivatives qualifying as hedges	548	620	473	285	159
Foreign currency translation and other adjustments	904	824	780	765	572

Total accumulated other comprehensive income (loss)	(271)	(35)	727	697	550
Retained earnings	3,833	3,986	3,913	3,779	3,484
Treasury stock, at cost	(2,700)	(2,700)	(2,624)	(2,600)	(2,498)

Total stockholders’ equity	12,345	12,725	13,478	13,317	12,966

Total liabilities and stockholders’ equity	$114,215	$113,594	$114,315	$113,758	$111,936

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2008
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$56,241	$10,681	$3,200	$3,707	$73,829
Deferred acquisition costs and intangible assets	8,759	1,191	96	93	10,139
Reinsurance recoverable	16,336	99	136	—	16,571
Other assets	290	590	107	333	1,320
Separate account assets	12,356	—	—	—	12,356

Total assets	$93,982	$12,561	$3,539	$4,133	$114,215

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$27,528	$1	$—	$—	$27,529
Policyholder account balances	36,809	33	—	—	36,842
Liability for policy and contract claims	2,805	637	973	3	4,418
Unearned premiums	541	5,107	110	—	5,758
Non-recourse funding obligations	3,555	—	—	(100)	3,455
Deferred tax and other liabilities	2,762	1,865	(3)	2,157	6,781
Borrowing and capital securities	—	—	—	4,731	4,731
Separate account liabilities	12,356	—	—	—	12,356

Total liabilities	86,356	7,643	1,080	6,791	101,870

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,793	4,123	2,498	(2,798)	12,616
Allocated accumulated other comprehensive income (loss)	(1,167)	795	(39)	140	(271)

Total stockholders’ equity	7,626	4,918	2,459	(2,658)	12,345

Total liabilities and stockholders’ equity	$93,982	$12,561	$3,539	$4,133	$114,215

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2008
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$56,360	$10,749	$3,109	$3,917	$74,135
Deferred acquisition costs and intangible assets	8,532	1,184	96	86	9,898
Reinsurance recoverable	16,378	94	26	—	16,498
Other assets	235	314	105	258	912
Separate account assets	12,151	—	—	—	12,151

Total assets	$93,656	$12,341	$3,336	$4,261	$113,594

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$27,174	$—	$—	$—	$27,174
Policyholder account balances	36,727	37	—	—	36,764
Liability for policy and contract claims	2,748	599	661	3	4,011
Unearned premiums	537	5,031	85	—	5,653
Non-recourse funding obligations	3,555	—	—	(100)	3,455
Deferred tax and other liabilities	2,845	1,962	41	2,647	7,495
Borrowing and capital securities	—	—	—	4,166	4,166
Separate account liabilities	12,151	—	—	—	12,151

Total liabilities	85,737	7,629	787	6,716	100,869

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,627	3,884	2,575	(2,326)	12,760
Allocated accumulated other comprehensive income (loss)	(708)	828	(26)	(129)	(35)

Total stockholders’ equity	7,919	4,712	2,549	(2,455)	12,725

Total liabilities and stockholders’ equity	$93,656	$12,341	$3,336	$4,261	$113,594

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Deferred Acquisition Costs Rollforward

(amounts in millions)

Deferred Acquisition Costs Rollforward	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of March 31, 2008	$6,040	$1,014	$67	$—	$7,121
Costs deferred	233	72	9	—	314
Amortization, net of interest accretion(1)	(76)	(72)	(10)	—	(158)
Impact of foreign currency translation	—	2	—	—	2

Unamortized balance as of June 30, 2008	6,197	1,016	66	—	7,279
Effect of accumulated net unrealized investment gains (losses)	251	—	—	—	251

Balance as of June 30, 2008	$6,448	$1,016	$66	$—	$7,530

(1)	Amortization, net of interest accretion, includes $(18) million of amortization related to net investment gains (losses) for our policyholder account balances.

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)	Total
Three Months Ended June 30, 2008	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Payment Protection Insurance	Total
REVENUES:
Premiums	$—	$111	$—	$250	$524	$885	$139	$85	$29	$375	$628	$190	$6	$1,709
Net investment income	1	291	100	148	215	755	50	38	9	51	148	36	14	953
Net investment gains (losses)	—	(105)	(303)	(80)	(23)	(511)	26	—	—	(1)	25	1	(33)	(518)
Insurance and investment product fees and other	85	54	—	89	6	234	—	1	—	6	7	11	2	254

Total revenues	86	351	(203)	407	722	1,363	215	124	38	431	808	238	(11)	2,398

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	191	—	208	531	930	30	35	19	76	160	295	1	1,386
Interest credited	—	129	86	60	45	320	—	—	—	—	—	—	—	320
Acquisition and operating expenses, net of deferrals	67	42	2	34	84	229	22	18	17	216	273	36	13	551
Amortization of deferred acquisition costs and intangibles	1	28	1	39	31	100	9	6	2	80	97	11	1	209
Interest expense	—	1	—	38	—	39	—	—	—	8	8	—	63	110

Total benefits and expenses	68	391	89	379	691	1,618	61	59	38	380	538	342	78	2,576

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	18	(40)	(292)	28	31	(255)	154	65	—	51	270	(104)	(89)	(178)
Provision (benefit) for income taxes	7	—	(101)	(6)	12	(88)	54	15	(1)	3	71	(45)	(7)	(69)

INCOME (LOSS) FROM CONTINUING OPERATIONS	11	(40)	(191)	34	19	(167)	100	50	1	48	199	(59)	(82)	(109)
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	53	196	53	15	317	(17)	—	—	1	(16)	—	20	321

NET OPERATING INCOME (LOSS)	$11	$13	$5	$87	$34	$150	$83	$50	$1	$49	$183	$(59)	$(62)	$212

Effective tax rate (operating income)(2)	36.8%	70.6%	51.6%	20.2%	36.4%	35.6%	35.0%	22.3%	219.7%	8.7%	25.6%	43.4%	7.5%	33.0%

(1)	Includes inter-segment eliminations.
(2)

The operating income effective tax rate for all pages in this financial supplement are calculated using whole dollars. As a result, the percentages shown may differ from an operating income effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)	Total
Three Months Ended June 30, 2007	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Payment Protection Insurance	Total
REVENUES:
Premiums	$—	$151	$—	$238	$498	$887	$94	$72	$29	$314	$509	$148	$5	$1,549
Net investment income	1	315	167	164	213	860	31	31	7	44	113	36	15	1,024
Net investment gains (losses)	—	(22)	(6)	(7)	(10)	(45)	—	(2)	(1)	(2)	(5)	—	(1)	(51)
Insurance and investment product fees and other	81	46	—	95	5	227	—	—	—	7	7	10	(1)	243

Total revenues	82	490	161	490	706	1,929	125	101	35	363	624	194	18	2,765

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	221	—	202	494	917	16	34	11	51	112	60	1	1,090
Interest credited	—	142	149	62	38	391	—	—	—	—	—	—	—	391
Acquisition and operating expenses, net of deferrals	65	37	2	31	87	222	15	13	18	183	229	34	10	495
Amortization of deferred acquisition costs and intangibles	—	41	1	36	34	112	5	5	1	75	86	8	1	207
Interest expense	—	1	—	50	—	51	—	—	—	10	10	—	63	124

Total benefits and expenses	65	442	152	381	653	1,693	36	52	30	319	437	102	75	2,307

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	17	48	9	109	53	236	89	49	5	44	187	92	(57)	458
Provision (benefit) for income taxes	6	16	3	39	19	83	30	7	1	10	48	26	(20)	137

INCOME (LOSS) FROM CONTINUING OPERATIONS	11	32	6	70	34	153	59	42	4	34	139	66	(37)	321
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	11	4	5	7	27	—	2	—	1	3	—	—	30

NET OPERATING INCOME (LOSS)	$11	$43	$10	$75	$41	$180	$59	$44	$4	$35	$142	$66	$(37)	$351

Effective tax rate (operating income)	36.6%	33.4%	35.1%	35.3%	35.8%	35.0%	33.3%	14.9%	21.2%	23.3%	25.7%	28.2%	34.1%	30.3%

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)	Total
Six Months Ended June 30, 2008	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Payment Protection Insurance	Total
REVENUES:
Premiums	$—	$278	$—	$492	$1,035	$1,805	$272	$171	$57	$737	$1,237	$373	$11	$3,426
Net investment income	2	593	235	301	431	1,562	98	73	18	97	286	73	34	1,955
Net investment gains (losses)	—	(198)	(362)	(106)	(55)	(721)	20	(1)	—	(1)	18	2	(43)	(744)
Insurance and investment product fees and other	171	108	—	182	12	473	—	1	1	16	18	19	4	514

Total revenues	173	781	(127)	869	1,423	3,119	390	244	76	849	1,559	467	6	5,151

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	443	—	413	1,053	1,909	65	70	40	148	323	554	1	2,787
Interest credited	—	257	201	121	86	665	—	—	—	—	—	—	—	665
Acquisition and operating expenses, net of deferrals	134	80	4	71	167	456	44	37	34	416	531	73	19	1,079
Amortization of deferred acquisition costs and intangibles	2	51	2	74	60	189	17	13	3	167	200	20	3	412
Interest expense	—	2	—	84	—	86	1	—	—	14	15	—	121	222

Total benefits and expenses	136	833	207	763	1,366	3,305	127	120	77	745	1,069	647	144	5,165

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	37	(52)	(334)	106	57	(186)	263	124	(1)	104	490	(180)	(138)	(14)
Provision (benefit) for income taxes	14	(6)	(115)	23	21	(63)	92	27	(2)	18	135	(86)	(7)	(21)

INCOME (LOSS) FROM CONTINUING OPERATIONS	23	(46)	(219)	83	36	(123)	171	97	1	86	355	(94)	(131)	7
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	95	235	69	36	435	(13)	—	—	1	(12)	(1)	27	449

NET OPERATING INCOME (LOSS)	$23	$49	$16	$152	$72	$312	$158	$97	$1	$87	$343	$(95)	$(104)	$456

Effective tax rate (operating income)	36.8%	48.4%	41.1%	28.4%	35.6%	35.3%	35.0%	21.6%	191.9%	18.5%	27.5%	47.9%	8.1%	32.6%

(1)	Includes inter-segment eliminations.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income by Segment

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other(1)	Total
Six Months Ended June 30, 2007	Wealth Management	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Payment Protection Insurance	Total
REVENUES:
Premiums	$—	$305	$—	$473	$983	$1,761	$177	$140	$51	$634	$1,002	$285	$12	$3,060
Net investment income	2	639	333	321	409	1,704	60	53	12	76	201	73	30	2,008
Net investment gains (losses)	—	(31)	(11)	(7)	(15)	(64)	—	(2)	(1)	(2)	(5)	—	(1)	(70)
Insurance and investment product fees and other	156	90	—	188	12	446	—	1	—	12	13	17	1	477

Total revenues	158	1,003	322	975	1,389	3,847	237	192	62	720	1,211	375	42	5,475

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	453	—	398	974	1,825	29	65	16	109	219	112	1	2,157
Interest credited	—	287	290	122	77	776	—	—	—	—	—	—	—	776
Acquisition and operating expenses, net of deferrals	125	71	5	62	171	434	28	25	36	364	453	66	31	984
Amortization of deferred acquisition costs and intangibles	—	86	1	68	61	216	9	10	2	152	173	16	15	420
Interest expense	—	2	—	92	—	94	1	—	—	13	14	—	123	231

Total benefits and expenses	125	899	296	742	1,283	3,345	67	100	54	638	859	194	170	4,568

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	33	104	26	233	106	502	170	92	8	82	352	181	(128)	907
Provision (benefit) for income taxes	12	32	9	85	38	176	56	14	1	19	90	50	(44)	272

INCOME (LOSS) FROM CONTINUING OPERATIONS	21	72	17	148	68	326	114	78	7	63	262	131	(84)	635
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	17	7	5	10	39	—	2	—	1	3	—	—	42
Expenses related to reorganization, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	14	14

NET OPERATING INCOME (LOSS)	$21	$89	$24	$153	$78	$365	$114	$80	$7	$64	$265	$131	$(70)	$691

Effective tax rate (operating income)	36.5%	31.5%	35.3%	36.2%	35.9%	35.0%	33.0%	15.2%	14.6%	23.1%	25.5%	27.7%	33.9%	30.4%

(1)	Includes inter-segment eliminations.

Retirement and Protection

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income—Retirement and Protection

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$885	$920	$1,805	$872	$861	$887	$874	$3,494
Net investment income	755	807	1,562	856	893	860	844	3,453
Net investment gains (losses)	(511)	(210)	(721)	(214)	(38)	(45)	(19)	(316)
Insurance and investment product fees and other	234	239	473	249	233	227	219	928

Total revenues	1,363	1,756	3,119	1,763	1,949	1,929	1,918	7,559

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	930	979	1,909	929	919	917	908	3,673
Interest credited	320	345	665	385	391	391	385	1,552
Acquisition and operating expenses, net of deferrals	229	227	456	233	220	222	212	887
Amortization of deferred acquisition costs and intangibles	100	89	189	105	96	112	104	417
Interest expense	39	47	86	58	59	51	43	211

Total benefits and expenses	1,618	1,687	3,305	1,710	1,685	1,693	1,652	6,740

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(255)	69	(186)	53	264	236	266	819
Provision (benefit) for income taxes	(88)	25	(63)	14	64	83	93	254

INCOME (LOSS) FROM CONTINUING OPERATIONS	(167)	44	(123)	39	200	153	173	565
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	317	118	435	135	23	27	12	197

NET OPERATING INCOME	$150	$162	$312	$174	$223	$180	$185	$762

Effective tax rate (operating income)	35.6%	35.1%	35.3%	32.9%	25.7%	35.0%	35.0%	32.0%

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income, Sales and Assets Under Management—Wealth Management

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	1	1	2	2	2	1	1	6
Net investment gains (losses)	—	—	—	—	—	—	—	—
Insurance and investment product fees and other	85	86	171	88	86	81	75	330

Total revenues	86	87	173	90	88	82	76	336

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	67	67	134	70	69	65	60	264
Amortization of deferred acquisition costs and intangibles	1	1	2	1	1	—	—	2
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	68	68	136	71	70	65	60	266

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	18	19	37	19	18	17	16	70
Provision for income taxes	7	7	14	7	7	6	6	26

INCOME FROM CONTINUING OPERATIONS	11	12	23	12	11	11	10	44

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—

NET OPERATING INCOME	$11	$12	$23	$12	$11	$11	$10	$44

Effective tax rate (operating income)	36.8%	36.8%	36.8%	37.5%	36.6%	36.6%	36.4%	36.8%

SALES:
Sales by Distribution Channel:
Independent Producers	$1,229	$1,105	$2,334	$1,217	$1,382	$1,427	$1,400	$5,426
Dedicated Sales Specialists	176	175	351	257	283	332	312	1,184

Total Sales	$1,405	$1,280	$2,685	$1,474	$1,665	$1,759	$1,712	$6,610

ASSETS UNDER MANAGEMENT:
Beginning of period	$20,461	$21,584	$21,584	$21,662	$20,683	$18,806	$17,293	$17,293
Gross flows	1,405	1,280	2,685	1,474	1,665	1,759	1,712	6,610
Redemptions	(1,044)	(1,080)	(2,124)	(797)	(567)	(494)	(431)	(2,289)

Net flows	361	200	561	677	1,098	1,265	1,281	4,321
Market performance	(537)	(1,323)	(1,860)	(755)	(119)	612	232	(30)

End of period	$20,285	$20,461	$20,285	$21,584	$21,662	$20,683	$18,806	$21,584

Wealth Management results represent AssetMark Investment Services, Inc., Genworth Financial Asset Management, Inc., Genworth Financial Advisers Corporation, Genworth Financial Trust Company and Capital Brokerage Corporation.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income—Retirement Income

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$111	$167	$278	$135	$118	$151	$154	$558
Net investment income	291	302	593	304	323	315	324	1,266
Net investment gains (losses)	(105)	(93)	(198)	(55)	(24)	(22)	(9)	(110)
Insurance and investment product fees and other	54	54	108	55	53	46	44	198

Total revenues	351	430	781	439	470	490	513	1,912

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	191	252	443	218	198	221	232	869
Interest credited	129	128	257	130	134	142	145	551
Acquisition and operating expenses, net of deferrals	42	38	80	37	32	37	34	140
Amortization of deferred acquisition costs and intangibles	28	23	51	44	44	41	45	174
Interest expense	1	1	2	1	2	1	1	5

Total benefits and expenses	391	442	833	430	410	442	457	1,739

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(40)	(12)	(52)	9	60	48	56	173
Provision (benefit) for income taxes	—	(6)	(6)	(2)	(8)	16	16	22

INCOME (LOSS) FROM CONTINUING OPERATIONS	(40)	(6)	(46)	11	68	32	40	151

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	53	42	95	30	14	11	6	61

NET OPERATING INCOME	$13	$36	$49	$41	$82	$43	$46	$212

Effective tax rate (operating income)	70.6%	31.4%	48.4%	26.4%	-0.2%	33.4%	29.6%	20.8%

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Retirement Income—Fee-Based

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	3	3	6	3	3	5	4	15
Net investment gains (losses)	7	(35)	(28)	(9)	(9)	1	—	(17)
Insurance and investment product fees and other	51	51	102	51	48	41	38	178

Total revenues	61	19	80	45	42	47	42	176

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	8	5	13	4	4	(1)	4	11
Interest credited	3	4	7	4	3	4	4	15
Acquisition and operating expenses, net of deferrals	16	13	29	13	10	12	10	45
Amortization of deferred acquisition costs and intangibles	18	4	22	14	10	7	7	38
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	45	26	71	35	27	22	25	109

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	16	(7)	9	10	15	25	17	67
Provision (benefit) for income taxes	8	(4)	4	(1)	(19)	7	2	(11)

INCOME (LOSS) FROM CONTINUING OPERATIONS	8	(3)	5	11	34	18	15	78

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	13	11	6	6	(1)	—	11

NET OPERATING INCOME	$6	$10	$16	$17	$40	$17	$15	$89

Effective tax rate (operating income)	56.4%	21.9%	38.1%	12.1%	-65.7%	28.7%	10.9%	-5.5%

SALES:
Sales by Product:
Income Distribution Series(1)	$585	$586	$1,171	$606	$528	$472	$409	$2,015
Traditional Variable Annuities	118	113	231	151	136	153	134	574
Variable Life	2	1	3	3	1	3	1	8

Total Sales	$705	$700	$1,405	$760	$665	$628	$544	$2,597

Sales by Distribution Channel:
Financial Intermediaries	$662	$660	$1,322	$716	$609	$592	$513	$2,430
Independent Producers	15	12	27	10	20	13	12	55
Dedicated Sales Specialists	28	28	56	34	36	23	19	112

Total Sales	$705	$700	$1,405	$760	$665	$628	$544	$2,597

(1)

The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which may also serve income distribution needs.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income—Fee-Based

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Income Distribution Series(1)
Account value, net of reinsurance, beginning of period	$4,877	$4,535	$4,535	$3,978	$3,361	$2,813	$2,402	$2,402
Deposits	596	595	1,191	625	543	482	421	2,071
Surrenders, benefits and product charges	(112)	(105)	(217)	(98)	(78)	(66)	(60)	(302)

Net flows	484	490	974	527	465	416	361	1,769
Interest credited and investment performance	(53)	(148)	(201)	30	152	132	50	364

Account value, net of reinsurance, end of period	5,308	4,877	5,308	4,535	3,978	3,361	2,813	4,535

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	2,241	2,345	2,345	2,262	2,098	1,905	1,780	1,780
Deposits	105	108	213	148	133	149	130	560
Surrenders, benefits and product charges	(63)	(59)	(122)	(50)	(48)	(56)	(41)	(195)

Net flows	42	49	91	98	85	93	89	365
Interest credited and investment performance	(5)	(153)	(158)	(15)	79	100	36	200

Account value, net of reinsurance, end of period	2,278	2,241	2,278	2,345	2,262	2,098	1,905	2,345

Variable Life Insurance
Account value, beginning of the period	371	403	403	414	408	396	391	391
Deposits	5	5	10	6	6	7	5	24
Surrenders, benefits and product charges	(10)	(10)	(20)	(13)	(15)	(14)	(12)	(54)

Net flows	(5)	(5)	(10)	(7)	(9)	(7)	(7)	(30)
Interest credited and investment performance	7	(27)	(20)	(4)	15	19	12	42

Account value, end of period	373	371	373	403	414	408	396	403

Total Retirement Income—Fee-Based	$7,959	$7,489	$7,959	$7,283	$6,654	$5,867	$5,114	$7,283

(1)

The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which may also serve income distribution needs.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Retirement Income—Spread-Based

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$111	$167	$278	$135	$118	$151	$154	$558
Net investment income	288	299	587	301	320	310	320	1,251
Net investment gains (losses)	(112)	(58)	(170)	(46)	(15)	(23)	(9)	(93)
Insurance and investment product fees and other	3	3	6	4	5	5	6	20

Total revenues	290	411	701	394	428	443	471	1,736

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	183	247	430	214	194	222	228	858
Interest credited	126	124	250	126	131	138	141	536
Acquisition and operating expenses, net of deferrals	26	25	51	24	22	25	24	95
Amortization of deferred acquisition costs and intangibles	10	19	29	30	34	34	38	136
Interest expense	1	1	2	1	2	1	1	5

Total benefits and expenses	346	416	762	395	383	420	432	1,630

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(56)	(5)	(61)	(1)	45	23	39	106
Provision (benefit) for income taxes	(8)	(2)	(10)	(1)	11	9	14	33

INCOME (LOSS) FROM CONTINUING OPERATIONS	(48)	(3)	(51)	—	34	14	25	73

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	55	29	84	24	8	12	6	50

NET OPERATING INCOME	$7	$26	$33	$24	$42	$26	$31	$123

Effective tax rate (operating income)	76.6%	34.7%	52.3%	34.3%	26.9%	36.1%	36.2%	32.9%

SALES:
Sales by Product:
Structured Settlements	$—	$3	$3	$12	$5	$30	$47	$94
Single Premium Immediate Annuities	150	240	390	189	208	218	200	815
Fixed Annuities	298	408	706	185	145	106	167	603

Total Sales	$448	$651	$1,099	$386	$358	$354	$414	$1,512

Sales by Distribution Channel:
Financial Intermediaries	$360	$541	$901	$299	$250	$239	$275	$1,063
Independent Producers	82	103	185	82	99	109	131	421
Dedicated Sales Specialists	6	7	13	5	9	6	8	28

Total Sales	$448	$651	$1,099	$386	$358	$354	$414	$1,512

PREMIUMS BY PRODUCT:
Single Premium Immediate Annuities	$111	$165	$276	$124	$114	$124	$111	$473
Structured Settlements	—	2	2	11	4	27	43	85

Total Premiums	$111	$167	$278	$135	$118	$151	$154	$558

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income—Spread-Based

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Fixed Annuities
Account value, net of reinsurance, beginning of period	$12,141	$12,073	$12,073	$12,368	$12,886	$13,522	$13,972	$13,972
Deposits	333	436	769	215	184	144	207	750
Surrenders, benefits and product charges	(449)	(474)	(923)	(618)	(815)	(899)	(781)	(3,113)

Net flows	(116)	(38)	(154)	(403)	(631)	(755)	(574)	(2,363)
Interest credited	105	106	211	108	113	119	124	464

Account value, net of reinsurance, end of period	12,130	12,141	12,130	12,073	12,368	12,886	13,522	12,073

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,781	6,668	6,668	6,458	6,367	6,261	6,174	6,174
Premiums and deposits	188	291	479	226	247	261	237	971
Surrenders, benefits and product charges	(278)	(267)	(545)	(102)	(241)	(240)	(234)	(817)

Net flows	(90)	24	(66)	124	6	21	3	154
Interest credited	90	89	179	86	85	85	84	340

Account value, net of reinsurance, end of period	6,781	6,781	6,781	6,668	6,458	6,367	6,261	6,668

Structured Settlements
Account value, net of reinsurance, beginning of period	1,105	1,103	1,103	1,092	1,088	1,058	1,011	1,011
Premiums and deposits	1	2	3	12	5	30	47	94
Surrenders, benefits and product charges	(13)	(14)	(27)	(15)	(15)	(15)	(14)	(59)

Net flows	(12)	(12)	(24)	(3)	(10)	15	33	35
Interest credited	14	14	28	14	14	15	14	57

Account value, net of reinsurance, end of period	1,107	1,105	1,107	1,103	1,092	1,088	1,058	1,103

Total Retirement Income—Spread-Based, net of reinsurance	$20,018	$20,027	$20,018	$19,844	$19,918	$20,341	$20,841	$19,844

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Institutional

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	100	135	235	167	175	167	166	675
Net investment gains (losses)	(303)	(59)	(362)	(128)	(20)	(6)	(5)	(159)
Insurance and investment product fees and other	—	—	—	—	—	—	—	—

Total revenues	(203)	76	(127)	39	155	161	161	516

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—
Interest credited	86	115	201	149	157	149	141	596
Acquisition and operating expenses, net of deferrals	2	2	4	2	3	2	3	10
Amortization of deferred acquisition costs and intangibles	1	1	2	1	—	1	—	2
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	89	118	207	152	160	152	144	608

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(292)	(42)	(334)	(113)	(5)	9	17	(92)
Provision (benefit) for income taxes	(101)	(14)	(115)	(40)	(2)	3	6	(33)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(191)	(28)	(219)	(73)	(3)	6	11	(59)

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	196	39	235	82	13	4	3	102

NET OPERATING INCOME	$5	$11	$16	$9	$10	$10	$14	$43

Effective tax rate (operating income)	51.6%	34.0%	41.1%	31.3%	34.7%	35.1%	35.5%	34.3%

SALES:
Sales by Product:
Guaranteed Investment Contracts (GICs)	$184	$44	$228	$32	$24	$42	$22	$120
Funding Agreements Backing Notes	675	107	782	520	200	650	600	1,970
Funding Agreements	75	—	75	—	—	315	—	315

Total Sales	$934	$151	$1,085	$552	$224	$1,007	$622	$2,405

Institutional products are sold through specialized brokers and investment brokers, as well as directly to the contractholder.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Assets Under Management—Institutional

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GICs, Funding Agreements and Funding Agreements Backing Notes
Account value, net of reinsurance, beginning of period	$10,655	$10,982	$10,982	$11,292	$11,515	$10,724	$10,483	$10,483
Deposits(1)	1,128	251	1,379	762	323	1,107	722	2,914
Surrenders and benefits(1)	(1,099)	(727)	(1,826)	(1,226)	(710)	(460)	(629)	(3,025)

Net flows	29	(476)	(447)	(464)	(387)	647	93	(111)
Interest credited	96	117	213	147	154	147	141	589
Foreign currency translation	(7)	32	25	7	10	(3)	7	21

Account value, end of period	$10,773	$10,655	$10,773	$10,982	$11,292	$11,515	$10,724	$10,982

By Contract Type:
Guaranteed Investment Contracts	$1,478	$1,449		$1,602	$1,790	$1,921	$2,073
Funding Agreements Backing Notes	7,349	6,909		6,721	6,591	6,578	5,953
Funding Agreements	1,946	2,297		2,659	2,911	3,016	2,698

	$10,773	$10,655		$10,982	$11,292	$11,515	$10,724

Funding Agreements By Liquidity Provisions:
90 day	$350	$180		$170	$270	$375	$425
180 day	200	345		500	500	500	450
No put	550	925		1,135	1,285	1,285	1,235
Rolling maturity(2)	840	840		840	840	840	575
Accrued interest	6	7		14	16	16	13

Total funding agreements	$1,946	$2,297		$2,659	$2,911	$3,016	$2,698

(1)

“Surrenders and benefits” include contracts that have matured but are redeposited with us and reflected as deposits. For the three months ended June 30, 2008 and 2007, surrenders and deposits that were redeposited and are now reflected under “Deposits” amounted to $195 million and $100 million, respectively. For the six months ended June 30, 2008 and 2007, surrenders and deposits included $295 million and $200 million, respectively, that were redeposited and reflected under “Deposits.”

(2)	Includes products having a 12 and 13 month rolling maturity.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Life Insurance

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$250	$242	$492	$231	$236	$238	$235	$940
Net investment income	148	153	301	171	183	164	157	675
Net investment gains (losses)	(80)	(26)	(106)	(29)	4	(7)	—	(32)
Insurance and investment product fees and other	89	93	182	100	88	95	93	376

Total revenues	407	462	869	473	511	490	485	1,959

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	208	205	413	202	204	202	196	804
Interest credited	60	61	121	61	60	62	60	243
Acquisition and operating expenses, net of deferrals	34	37	71	35	32	31	31	129
Amortization of deferred acquisition costs and intangibles	39	35	74	35	27	36	32	130
Interest expense	38	46	84	56	57	50	42	205

Total benefits and expenses	379	384	763	389	380	381	361	1,511

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	28	78	106	84	131	109	124	448
Provision for income taxes	(6)	29	23	29	47	39	46	161

INCOME FROM CONTINUING OPERATIONS	34	49	83	55	84	70	78	287

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	53	16	69	21	(3)	5	—	23

NET OPERATING INCOME	$87	$65	$152	$76	$81	$75	$78	$310

Effective tax rate (operating income)	20.2%	36.9%	28.4%	33.7%	36.1%	35.3%	37.1%	35.6%

SALES:
Sales by Product:
Term Life	$25	$23	$48	$26	$28	$29	$29	$112
Universal Life:
Annualized first-year deposits	14	13	27	14	15	15	11	55
Excess deposits	46	43	89	64	53	41	48	206

Total Universal Life	60	56	116	78	68	56	59	261

Total Sales	$85	$79	$164	$104	$96	$85	$88	$373

Sales by Distribution Channel:
Financial Intermediaries	$1	$1	$2	$2	$1	$2	$1	$6
Independent Producers	84	78	162	102	95	83	87	367

Total Sales	$85	$79	$164	$104	$96	$85	$88	$373

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Life Insurance In-force

(amounts in millions)

	2008		2007
	Q2	Q1	Q4	Q3	Q2	Q1
Term life insurance
Life insurance in-force, net of reinsurance	$481,430	$476,503	$464,411	$457,001	$449,654	$439,380
Life insurance in-force before reinsurance	$621,221	$619,086	$618,379	$614,248	$610,071	$602,725

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$42,833	$42,590	$42,181	$41,638	$41,303	$40,912
Life insurance in-force before reinsurance	$51,851	$51,534	$51,175	$50,737	$50,290	$49,834

Total life insurance
Life insurance in-force, net of reinsurance	$524,263	$519,093	$506,592	$498,639	$490,957	$480,292
Life insurance in-force before reinsurance	$673,072	$670,620	$669,554	$664,985	$660,361	$652,559

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Long-Term Care

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$524	$511	$1,035	$506	$507	$498	$485	$1,996
Net investment income	215	216	431	212	210	213	196	831
Net investment gains (losses)	(23)	(32)	(55)	(2)	2	(10)	(5)	(15)
Insurance and investment product fees and other	6	6	12	6	6	5	7	24

Total revenues	722	701	1,423	722	725	706	683	2,836

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	531	522	1,053	509	517	494	480	2,000
Interest credited	45	41	86	45	40	38	39	162
Acquisition and operating expenses, net of deferrals	84	83	167	89	84	87	84	344
Amortization of deferred acquisition costs and intangibles	31	29	60	24	24	34	27	109
Interest expense	—	—	—	1	—	—	—	1

Total benefits and expenses	691	675	1,366	668	665	653	630	2,616

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	31	26	57	54	60	53	53	220
Provision for income taxes	12	9	21	20	20	19	19	78

INCOME FROM CONTINUING OPERATIONS	19	17	36	34	40	34	34	142

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	15	21	36	2	(1)	7	3	11

NET OPERATING INCOME	$34	$38	$72	$36	$39	$41	$37	$153

Effective tax rate (operating income)	36.4%	34.9%	35.6%	36.5%	33.3%	35.8%	35.9%	35.4%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$4	$6	$10	$7	$6	$7	$7	$27
Independent Producers	24	23	47	25	25	23	24	97
Dedicated Sales Specialist	16	15	31	13	13	11	10	47

Total Individual Long-Term Care	44	44	88	45	44	41	41	171

Group Long-Term Care	1	1	2	1	—	1	—	2
Medicare Supplement and Other A&H	13	10	23	10	8	7	7	32
Linked-Benefits	8	7	15	10	8	5	4	27

Total Sales	$66	$62	$128	$66	$60	$54	$52	$232

LOSS RATIOS:
Total Long-Term Care
Earned Premium	$459	$443	$902	$442	$444	$430	$419	$1,735
Loss Ratio(1)	66.9%	66.9%	66.9%	67.5%	70.0%	67.8%	65.4%	66.6%
Gross Benefits Ratio(2)	105.2%	105.6%	105.4%	105.0%	106.4%	103.9%	101.0%	102.5%

Medicare Supplement and A&H(3)
Earned Premium	$68	$68	$136	$66	$65	$69	$67	$267
Loss Ratio(1)	70.5%	76.2%	73.4%	66.2%	66.8%	68.4%	80.7%	74.5%

(1)

We calculate the loss ratio for our long-term care insurance product by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(2)	We calculate the gross benefits ratio by dividing the benefits and other changes in policy reserves by net earned premium.
(3)	The Medicare Supplement and A&H earned premium and loss ratio does not include the linked-benefits product.

International

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income—International

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$628	$609	$1,237	$623	$572	$509	$493	$2,197
Net investment income	148	138	286	138	131	113	88	470
Net investment gains (losses)	25	(7)	18	(2)	—	(5)	—	(7)
Insurance and investment product fees and other	7	11	18	8	8	7	6	29

Total revenues	808	751	1,559	767	711	624	587	2,689

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	160	163	323	140	126	112	107	485
Acquisition and operating expenses, net of deferrals	273	258	531	266	281	229	224	1,000
Amortization of deferred acquisition costs and intangibles	97	103	200	96	94	86	87	363
Interest expense	8	7	15	8	6	10	4	28

Total benefits and expenses	538	531	1,069	510	507	437	422	1,876

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	270	220	490	257	204	187	165	813
Provision for income taxes	71	64	135	78	65	48	42	233

INCOME FROM CONTINUING OPERATIONS	199	156	355	179	139	139	123	580

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(16)	4	(12)	1	1	3	—	5

NET OPERATING INCOME(1)	$183	$160	$343	$180	$140	$142	$123	$585

Effective tax rate (operating income)	25.6%	29.5%	27.5%	30.7%	32.2%	25.7%	25.3%	28.8%

(1)	Net operating income adjusted for foreign exchange for our International segment was $164 million and $299 million for the three and six months ended June 30, 2008, respectively.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$139	$133	$272	$142	$108	$94	$83	$427
Net investment income(2)	50	48	98	49	52	31	29	161
Net investment gains (losses)	26	(6)	20	—	(2)	—	—	(2)
Insurance and investment product fees and other	—	—	—	1	—	—	—	1

Total revenues	215	175	390	192	158	125	112	587

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	30	35	65	26	20	16	13	75
Acquisition and operating expenses, net of deferrals(2)	22	22	44	25	31	15	13	84
Amortization of deferred acquisition costs and intangibles	9	8	17	6	4	5	4	19
Interest expense	—	1	1	1	1	—	1	3

Total benefits and expenses	61	66	127	58	56	36	31	181

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	154	109	263	134	102	89	81	406
Provision for income taxes	54	38	92	46	35	30	26	137

INCOME FROM CONTINUING OPERATIONS	100	71	171	88	67	59	55	269

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(17)	4	(13)	—	1	—	—	1

NET OPERATING INCOME(3)	$83	$75	$158	$88	$68	$59	$55	$270

Effective tax rate (operating income)	35.0%	35.0%	35.0%	34.4%	34.2%	33.3%	32.6%	33.8%
SALES
New Insurance Written (NIW)
Flow	$7,500	$4,900	$12,400	$8,100	$11,000	$9,600	$6,000	$34,700
Bulk	800	1,500	2,300	7,800	1,300	11,900	400	21,400

Total Canada NIW(4)	$8,300	$6,400	$14,700	$15,900	$12,300	$21,500	$6,400	$56,100

(1)

Included in the results for the fourth quarter of 2007 are adjustments related to the premium recognition curve and loss factor updates. These adjustments favorably impacted net operating income by $13 million in the fourth quarter of 2007. For further details, see our fourth quarter 2007 financial supplement on our website at www.genworth.com.

(2)

The three months ended September 30, 2007 includes a reclassification of expense of $16 million from net investment income to acquisition and operating expenses, net of deferrals. The reclassification is associated with exit fee accruals for the guarantee fund the Canadian government requires us to maintain in the event of insolvency. Prior periods were not restated as the adjustment is immaterial to the three months ended September 30, 2007 and all prior periods. The respective expense amount related to the third, second and first quarter of 2007 was $7 million, $6 million and $3 million, respectively.

(3)	Net operating income for our Canada platform adjusted for foreign exchange was $76 million and $139 million for the three and six months ended June 30, 2008, respectively.
(4)	New insurance written for our Canada platform adjusted for foreign exchange was $7,700 million and $13,200 million for the three and six months ended June 30, 2008, respectively.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$85	$86	$171	$71	$73	$72	$68	$284
Net investment income	38	35	73	33	30	31	22	116
Net investment gains (losses)	—	(1)	(1)	—	3	(2)	—	1
Insurance and investment product fees and other	1	—	1	—	—	—	1	1

Total revenues	124	120	244	104	106	101	91	402

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	35	35	70	33	36	34	31	134
Acquisition and operating expenses, net of deferrals	18	19	37	15	14	13	12	54
Amortization of deferred acquisition costs and intangibles	6	7	13	4	5	5	5	19
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	59	61	120	52	55	52	48	207

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	65	59	124	52	51	49	43	195
Provision for income taxes	15	12	27	12	13	7	7	39

INCOME FROM CONTINUING OPERATIONS	50	47	97	40	38	42	36	156

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	(2)	2	—	—

NET OPERATING INCOME(2)	$50	$47	$97	$40	$36	$44	$36	$156

Effective tax rate (operating income)	22.3%	20.9%	21.6%	23.8%	25.6%	14.9%	15.5%	20.1%
SALES
New Insurance Written (NIW)
Flow	$10,000	$10,400	$20,400	$11,600	$11,400	$11,600	$10,800	$45,400
Bulk	600	1,000	1,600	900	7,000	5,900	2,300	16,100

Total Australia NIW(3)	$10,600	$11,400	$22,000	$12,500	$18,400	$17,500	$13,100	$61,500

(1)

Included in the results for the fourth quarter of 2007 are adjustments related to the premium recognition curve and loss factor updates. These adjustments unfavorably impacted net operating income by $4 million in the fourth quarter of 2007. For further details, see our fourth quarter 2007 financial supplement on our website at www.genworth.com.

(2)	Net operating income for our Australia platform adjusted for foreign exchange was $43 million and $84 million for the three and six months ended June 30, 2008, respectively.
(3)	New insurance written for our Australia platform adjusted for foreign exchange was $9,400 million and $19,300 million for the three and six months ended June 30, 2008, respectively.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Other International Mortgage Insurance

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$29	$28	$57	$63	$27	$29	$22	$141
Net investment income	9	9	18	9	9	7	5	30
Net investment gains (losses)	—	—	—	—	—	(1)	—	(1)
Insurance and investment product fees and other	—	1	1	1	1	—	—	2

Total revenues	38	38	76	73	37	35	27	172

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	19	21	40	21	10	11	5	47
Acquisition and operating expenses, net of deferrals	17	17	34	27	18	18	18	81
Amortization of deferred acquisition costs and intangibles	2	1	3	2	2	1	1	6
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	38	39	77	50	30	30	24	134

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	—	(1)	(1)	23	7	5	3	38
Provision (benefit) for income taxes	(1)	(1)	(2)	7	2	1	—	10

INCOME (LOSS) FROM CONTINUING OPERATIONS	1	—	1	16	5	4	3	28

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	1	—	—	1

NET OPERATING INCOME(2)	$1	$—	$1	$16	$6	$4	$3	$29

Effective tax rate (operating income)	219.7%	154.3%	191.9%	30.7%	30.2%	21.2%	-1.6%	27.0%

SALES
New Insurance Written (NIW)
Flow	$2,100	$2,300	$4,400	$3,300	$4,700	$5,100	$4,900	$18,000
Bulk	500	700	1,200	900	800	400	3,800	5,900

Total Other International NIW(3)	$2,600	$3,000	$5,600	$4,200	$5,500	$5,500	$8,700	$23,900

(1)

Included in the results for the fourth quarter of 2007 are adjustments related to the premium recognition curve and loss factor updates. These adjustments favorably impacted net operating income by $14 million in the fourth quarter of 2007. For further details, see our fourth quarter 2007 financial supplement on our website at www.genworth.com.

(2)	Net operating income for our Other International platform adjusted for foreign exchange was $1 million and zero for the three and six months ended June 30, 2008, respectively.
(3)	New insurance written for our Other International platform adjusted for foreign exchange was $2,300 million and $5,000 million for the three and six months ended June 30, 2008, respectively.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written
Canada	$198	$130	$328	$225	$301	$262	$137	$925
Australia	89	97	186	109	102	108	102	421
Other International	5	18	23	28	49	58	83	218

Total International Net Premiums Written	$292	$245	$537	$362	$452	$428	$322	$1,564

Loss Ratio(1)
Canada	21%	26%	24%	18%	18%	17%	16%	18%
Australia	41%	41%	41%	46%	49%	47%	46%	47%
Other International	70%	71%	71%	33%	38%	37%	24%	33%
Total International Loss Ratio	33%	37%	35%	29%	32%	31%	29%	30%
Expense Ratio(2)
Canada	16%	23%	19%	13%	12%	7%	12%	11%
Australia	27%	27%	27%	18%	18%	17%	17%	17%
Other International	362%	104%	163%	100%	38%	34%	23%	40%
Total International Expense Ratio	25%	31%	28%	22%	16%	13%	16%	17%
Expense Ratio Adjusted for Canada Reclassification(3)
Canada					9%	10%	15%	11%
Total International Expense Ratio					14%	15%	18%	17%
Primary Insurance In-force
Canada	$194,100	$185,000		$187,900	$172,400	$150,000	$119,700
Australia	249,900	234,600		221,400	224,500	205,100	185,200
Other International	71,500	72,400		68,500	65,000	59,800	56,000

Total International Primary Insurance In-force	$515,500	$492,000		$477,800	$461,900	$414,900	$360,900

Primary Risk In-force(4)
Canada
Flow	$53,400	$50,700		$51,200	$48,400	$41,800	$35,900
Bulk	14,500	14,100		14,600	11,900	10,700	6,000

Total Canada	67,900	64,800		65,800	60,300	52,500	41,900
Australia
Flow	76,500	71,600		67,200	68,200	64,100	59,300
Bulk	11,000	10,500		10,300	10,400	7,700	5,500

Total Australia	87,500	82,100		77,500	78,600	71,800	64,800
Other International
Flow	7,900	8,000		7,400	7,200	6,400	5,800
Bulk	800	800		700	700	900	1,100

Total Other International	8,700	8,800		8,100	7,900	7,300	6,900

Total International Primary Risk In-force	$164,100	$155,700		$151,400	$146,800	$131,600	$113,600

The loss and expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The ratio of incurred losses and loss adjustment expense to net premiums earned. In determining the pricing of our mortgage insurance products, we develop a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporates both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for our international businesses are as follows: Canada 35-40%, Australia 30-40% and Europe 60-65%.

(2)

The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

Includes the impact of the adjustment referenced on page 36 related to the reclassification of guarantee fund fees from net investment income to acquisition and operating expenses, net of deferrals, in the third quarter of 2007.

(4)

Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in-force, we have computed an “Effective Risk In-force” amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Canada

(dollar amounts in millions)

Primary Insurance	June 30, 2008	March 31, 2008	June 30, 2007
Insured loans in-force	1,108,423	1,080,874	955,063
Insured delinquent loans	2,340	2,410	1,704
Insured delinquency rate	0.21%	0.22%	0.18%
Flow loans in-force	842,863	815,980	727,342
Flow delinquent loans	2,140	2,198	1,576
Flow delinquency rate	0.25%	0.27%	0.22%
Bulk loans in-force	265,560	264,894	227,721
Bulk delinquent loans	200	212	128
Bulk delinquency rate	0.08%	0.08%	0.06%
Loss Metrics	June 30, 2008
Beginning Reserves	$106
Paid claims	(20)
Increase (decrease) in reserves	30
Impact of changes in foreign exchange rates	1

Ending Reserves	$117

	June 30, 2008		March 31, 2008
Province and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force
Ontario	48%	0.23%	49%
British Columbia	16	0.09%	16
Alberta	15	0.18%	14
Quebec	14	0.25%	13
Nova Scotia	2	0.20%	2
Saskatchewan	2	0.08%	1
Manitoba	1	0.11%	1
New Brunswick	1	0.31%	1
All Other	1	0.16%	3

Total	100%	0.20%	100%

By Policy Year
2000 and Prior	9%	0.04%	9%
2001	3	0.07%	3
2002	5	0.08%	6
2003	7	0.14%	7
2004	11	0.20%	11
2005	12	0.29%	12
2006	15	0.45%	16
2007	30	0.24%	32
2008	8	0.01%	4

Total	100%	0.20%	100%

Loan Amount (in CAD)(1)
Over $250K	33%		33%
Over $100K to $250K	58		59
$100K or Less	9		8

Total	100%		100%

Average Primary Loan Size (CAD in thousands)(1)	$178		$176

(1)	Loan amount and size presented in Canadian dollars.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance—Australia

(dollar amounts in millions)

Primary Insurance	June 30, 2008	March 31, 2008	June 30, 2007
Insured loans in-force	1,422,851	1,406,731	1,390,164
Insured delinquent loans	5,026	4,571	4,584
Insured delinquency rate	0.35%	0.32%	0.33%

Flow loans in-force	1,240,020	1,222,667	1,240,566
Flow delinquent loans	4,926	4,489	4,485
Flow delinquency rate	0.40%	0.37%	0.36%

Bulk loans in-force	182,831	184,064	149,598
Bulk delinquent loans	100	82	99
Bulk delinquency rate	0.05%	0.04%	0.07%

Loss Metrics	June 30, 2008
Beginning Reserves	$157
Paid claims	(36)
Increase (decrease) in reserves	35
Impact of changes in foreign exchange rates	8

Ending Reserves	$164

	June 30, 2008		March 31, 2008
State and Territory	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force
New South Wales	33%	0.67%	33%
Victoria	22	0.32%	22
Queensland	21	0.17%	21
Western Australia	10	0.13%	10
South Australia	5	0.20%	5
New Zealand	4	0.30%	4
Australian Capital Territory	2	0.08%	2
Tasmania	2	0.14%	2
Northern Territory	1	0.08%	1

Total	100%	0.35%	100%

By Policy Year
2000 and Prior	10%	0.04%	10%
2001	4	0.06%	4
2002	6	0.11%	7
2003	8	0.27%	8
2004	10	0.58%	11
2005	15	0.72%	15
2006	19	0.66%	20
2007	20	0.32%	20
2008	8	0.03%	5

Total	100%	0.35%	100%

Loan Amount (in AUD)(1)
Over $250K	54%		53%
Over $100K to $250K	37		38
$100K or Less	9		9

Total	100%		100%

Average Primary Loan Size (AUD in thousands)(1)	$183		$183

(1)	Loan amount and size presented in Australian dollars.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	June 30, 2008			March 31, 2008
Risk In-force by Loan-To-Value Ratio(1)	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$21,563	$21,563	$—	$20,108	$20,108	$—
90.01% to 95.00%	18,271	18,269	3	17,471	17,468	3
80.01% to 90.00%	12,138	11,512	626	11,568	11,084	484
80.00% and below	15,966	2,119	13,847	15,592	2,012	13,580

Total Canada	$67,938	$53,463	$14,476	$64,739	$50,672	$14,067

Australia
95.01% and above	$9,873	$9,872	$1	$8,773	$8,772	$1
90.01% to 95.00%	14,899	14,883	16	13,949	13,933	16
80.01% to 90.00%	21,091	20,919	172	19,849	19,681	168
80.00% and below	41,582	30,780	10,802	39,544	29,223	10,321

Total Australia	$87,445	$76,454	$10,991	$82,115	$71,609	$10,506

Other International
95.01% and above	$2,644	$2,564	$81	$2,692	$2,607	$85
90.01% to 95.00%	3,261	3,153	107	3,288	3,190	98
80.01% to 90.00%	2,558	2,031	526	2,604	2,083	521
80.00% and below	244	166	78	236	157	79

Total Other International	$8,707	$7,914	$792	$8,820	$8,037	$783

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—Payment Protection Insurance

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$375	$362	$737	$347	$364	$314	$320	$1,345
Net investment income	51	46	97	47	40	44	32	163
Net investment gains (losses)	(1)	—	(1)	(2)	(1)	(2)	—	(5)
Insurance and investment product fees and other	6	10	16	6	7	7	5	25

Total revenues	431	418	849	398	410	363	357	1,528

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	76	72	148	60	60	51	58	229
Acquisition and operating expenses, net of deferrals	216	200	416	199	218	183	181	781
Amortization of deferred acquisition costs and intangibles	80	87	167	84	83	75	77	319
Interest expense	8	6	14	7	5	10	3	25

Total benefits and expenses	380	365	745	350	366	319	319	1,354

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	51	53	104	48	44	44	38	174
Provision for income taxes	3	15	18	13	15	10	9	47

INCOME FROM CONTINUING OPERATIONS	48	38	86	35	29	34	29	127

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	1	—	1	1	1	1	—	3

NET OPERATING INCOME(1)	$49	$38	$87	$36	$30	$35	$29	$130

Effective tax rate (operating income)	8.7%	28.2%	18.5%	27.8%	35.1%	23.3%	22.8%	27.5%

SALES
Payment Protection
Traditional indemnity premiums	$390	$334	$724	$362	$378	$584	$364	$1,688
Premium equivalents for administrative services only business	30	35	65	33	44	40	50	167
Reinsurance premiums assumed accounted for under the deposit method	301	270	571	253	232	244	172	901

Total Payment Protection(2)	721	639	1,360	648	654	868	586	2,756
Mexico operations	20	21	41	22	19	18	19	78

Total Sales	$741	$660	$1,401	$670	$673	$886	$605	$2,834

SALES BY REGION
Payment Protection
Established European Regions
Western region	$120	$130	$250	$129	$173	$175	$198	$675
Central region	182	153	335	150	157	146	122	575
Southern region	174	137	311	152	127	145	112	536
Nordic region	97	85	182	78	73	77	68	296
New Markets	63	56	119	61	50	43	34	188
Structured Deals(3)	85	78	163	78	74	282	52	486

Total Payment Protection	721	639	1,360	648	654	868	586	2,756
Mexico operations	20	21	41	22	19	18	19	78

Total Sales	$741	$660	$1,401	$670	$673	$886	$605	$2,834

(1)	Net operating income adjusted for foreign exchange for our payment protection insurance business was $44 million and $76 million for the three and six months ended June 30, 2008, respectively.
(2)	Sales adjusted for foreign exchange for our payment protection insurance business was $645 million and $1,223 million for the three months and six months ended June 30, 2008, respectively.
(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Income and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$190	$183	$373	$171	$159	$148	$137	$615
Net investment income	36	37	73	36	38	36	37	147
Net investment gains (losses)	1	1	2	5	1	—	—	6
Insurance and investment product fees and other	11	8	19	12	8	10	7	37

Total revenues	238	229	467	224	206	194	181	805

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	295	259	554	186	123	60	52	421
Acquisition and operating expenses, net of deferrals	36	37	73	35	30	34	32	131
Amortization of deferred acquisition costs and intangibles	11	9	20	7	10	8	8	33

Total benefits and expenses	342	305	647	228	163	102	92	585

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(104)	(76)	(180)	(4)	43	92	89	220
Provision (benefit) for income taxes	(45)	(41)	(86)	(4)	3	26	24	49

INCOME (LOSS) FROM CONTINUING OPERATIONS	(59)	(35)	(94)	—	40	66	65	171
ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	(1)	(1)	(3)	(1)	—	—	(4)

NET OPERATING INCOME (LOSS)	$(59)	$(36)	$(95)	$(3)	$39	$66	$65	$167

Effective tax rate (operating income (loss))	43.4%	53.9%	47.9%	65.2%	7.1%	28.2%	27.1%	22.0%

SALES
New Insurance Written (NIW)
Flow	$14,000	$15,000	$29,000	$16,000	$13,200	$10,800	$6,900	$46,900
Bulk	400	100	500	2,200	2,800	11,100	6,100	22,200
Pool	200	100	300	100	100	200	100	500

Total U.S. Mortgage NIW	$14,600	$15,200	$29,800	$18,300	$16,100	$22,100	$13,100	$69,600

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Growth Metrics—U.S. Mortgage Insurance

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Net Premiums Written	$214	$202	$416	$188	$167	$152	$140	$647

New Risk Written
Flow	$3,465	$3,768	$7,233	$4,117	$3,330	$2,658	$1,695	$11,800
Bulk(1)	25	4	29	42	62	320	195	619

Total Primary	3,490	3,772	7,262	4,159	3,392	2,978	1,890	12,419
Pool	7	5	12	6	5	7	3	21

Total New Risk Written	$3,497	$3,777	$7,274	$4,165	$3,397	$2,985	$1,893	$12,440

Primary Insurance In-force	$174,900	$166,700		$157,600	$144,800	$135,500	$120,500

Risk In-force
Flow	$34,667	$32,398		$29,817	$26,687	$24,442	$23,013
Bulk(1)	1,371	1,355		1,361	1,323	1,268	952

Total Primary	36,038	33,753		31,178	28,010	25,710	23,965
Pool	381	383		393	414	428	436

Total Risk In-force	$36,419	$34,136		$31,571	$28,424	$26,138	$24,401

Other Metrics—U.S. Mortgage Insurance
GAAP Basis Expense Ratio(2)	25%	25%	25%	25%	25%	28%	29%	27%
Adjusted Expense Ratio(3)	22%	23%	22%	23%	24%	27%	29%	25%
Flow Persistency	85%	83%		85%	82%	78%	78%
Gross written premiums ceded to captives/total direct written premiums	20%	20%		21%	21%	22%	22%
Risk to Capital Ratio(4)	13.2:1	12.4:1		11.3:1	9.2:1	8.8:1	8.8:1

Average primary loan size (in thousands)	$169	$166		$164	$160
Primary risk in-force subject to captives	55%	58%		60%	61%
Primary risk in-force that is GSE conforming	95%	95%		95%	95%
Interest only risk in-force with initial reset > 5 years	95%	94%		94%	93%
Primary risk in-force with potential to reset in 2008(5)	1.3%	1.4%		1.6%	2.0%
Primary risk in-force with potential to reset in 2009(5)	1.4%	1.6%		0.0%	0.0%

The expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The amounts previously presented for new risk written and risk in-force have been revised to exclude deductible amounts specific to our GSE Alt-A and portfolio deals where we are in a first loss position.

(2)

The ratio of an insurer’s general expenses to net earned premiums. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net written premiums. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingent reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of the beginning of the period indicated.

(5)	Represents < 5 year adjustable rate mortgages with 2% annual adjustment cap.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Loss Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Paid Claims
Flow	$89	$79	$168	$64	$49	$40	$38	$191
Bulk	3	5	8	1	—	1	—	2

Total Primary	92	84	176	65	49	41	38	193
Pool	—	—	—	—	—	—	—	—

Total Paid Claims	$92	$84	$176	$65	$49	$41	$38	$193

Average Paid Claim (in thousands)	$42.9	$42.4		$39.2	$35.8	$32.5	$32.2

Number of Primary Delinquencies
Flow	46,700	38,316		35,489	27,609	22,970	21,804
Bulk Loans With Established Reserve	4,475	3,768		2,404	1,338	881	554
Bulk Loans With No Reserve(1)	6,630	4,442		3,066	1,809	1,205	1,012

Average Reserve Per Delinquency (in thousands)
Flow	$19.1	$15.8		$12.4	$12.0	$11.4	$11.3
Bulk Loans With Established Reserve	18.2	14.9		11.5	10.2	7.4	6.1
Bulk Loans With No Reserve(1)	—	—		—	—	—	—

Beginning Reserves	$661	$467	$467	$345	$270	$251	$237	$237
Paid claims	(92)	(84)	(176)	(65)	(49)	(41)	(38)	(193)
Increase (decrease) in reserves	404	278	682	187	124	60	52	423

Ending Reserves	$973	$661	$973	$467	$345	$270	$251	$467

Captive Reinsurance Recoverable(2)	$131	$21		$2	$1	$1	$1
Loss Ratio(3)	155%	142%	149%	109%	78%	41%	38%	68%

The loss ratio included above is calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)      Reserves are not established on loans where we were in a secondary loss position due to an existing deductible and we believe currently have no risk for claim.

(2)

Reinsurance recoverable includes amounts for book years of business that have reached specified captive attachment levels under non-quota share captive reinsurance arrangements. These amounts do not include captive benefit and paid claim recoveries under quota share and non-captive reinsurance arrangements or any ceded unearned premium recoveries.

(3)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	2008		2007
	Q2	Q1	Q4	Q3	Q2	Q1
Risk In-force by Credit Quality(1)
Primary by FICO Scores >679 (%)	62%	60%	59%	59%	59%	60%
Primary by FICO Scores 620-679	30%	31%	32%	32%	32%	32%
Primary by FICO Scores 575-619	6%	7%	7%	7%	7%	6%
Primary by FICO Scores <575	2%	2%	2%	2%	2%	2%
Flow by FICO Scores >679 (%)	60%	59%	58%	58%	58%	58%
Flow by FICO Scores 620-679	31%	32%	33%	33%	33%	33%
Flow by FICO Scores 575-619	7%	7%	7%	7%	7%	7%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%
Bulk by FICO Scores >679 (%)	84%	84%	83%	83%	84%	83%
Bulk by FICO Scores 620-679	14%	14%	15%	15%	14%	15%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%
Primary A minus and sub-prime	12%	13%	13%	13%	12%	12%

Primary Loans
Insured loans in-force	1,034,697	1,001,430	963,218	905,412	858,550	800,110
Insured delinquent loans	57,805	46,526	40,959	30,756	25,056	23,370
Insured delinquency rate	5.59%	4.65%	4.25%	3.40%	2.92%	2.92%
Flow loans in-force	849,292	812,061	769,481	715,970	674,730	646,004
Flow delinquent loans	46,700	38,316	35,489	27,609	22,970	21,804
Flow delinquency rate	5.50%	4.72%	4.61%	3.86%	3.40%	3.38%
Bulk loans in-force	185,405	189,369	193,737	189,442	183,820	154,106
Bulk delinquent loans	11,105	8,210	5,470	3,147	2,086	1,566
Bulk delinquency rate	5.99%	4.34%	2.82%	1.66%	1.13%	1.02%
A minus and sub-prime loans in-force	110,979	112,383	109,262	100,512	89,023	79,405
A minus and sub-prime delinquent loans	16,171	13,254	12,863	9,632	7,646	6,875
A minus and sub-prime delinquency rate	14.57%	11.79%	11.77%	9.58%	8.59%	8.66%

Pool Loans
Insured loans in-force	20,266	19,536	19,081	21,118	20,653	20,074
Pool delinquent loans	464	415	428	442	398	415
Pool delinquency rate	2.29%	2.12%	2.24%	2.09%	1.93%	2.07%

(1)	Loans with unknown FICO scores are included in the 620-679 category.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

	June 30, 2008		March 31, 2008		June 30, 2007
	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate	% of Primary Risk In-force	Primary Delinquency Rate
By Region
Southeast(1)	24%	7.54%	25%	6.16%	26%	3.33%
South Central(2)	17	4.52%	17	3.77%	17	2.73%
Northeast(3)	13	4.52%	13	3.97%	13	3.12%
Pacific(4)	12	7.11%	11	5.11%	9	1.59%
North Central(5)	11	4.55%	11	3.89%	12	2.70%
Great Lakes(6)	8	6.12%	8	5.51%	9	4.42%
Plains(7)	6	3.13%	6	2.91%	6	2.26%
Mid-Atlantic(8)	5	4.60%	5	3.70%	4	2.05%
New England(9)	4	4.83%	4	4.21%	4	2.55%

Total	100%	5.59%	100%	4.65%	100%	2.92%

By State
Florida	9%	12.57%	9%	9.61%	9%	2.95%
Texas	7%	4.02%	7%	3.62%	7%	3.20%
California	6%	9.28%	6%	6.63%	4%	1.40%
New York	6%	3.42%	6%	3.07%	6%	2.46%
Illinois	5%	5.30%	5%	4.37%	5%	3.06%
Georgia	4%	6.72%	4%	5.88%	4%	4.00%
North Carolina	4%	4.31%	4%	3.89%	4%	3.38%
Pennsylvania	4%	5.05%	4%	4.56%	4%	3.90%
New Jersey	4%	5.95%	3%	4.95%	3%	3.28%
Arizona	3%	7.27%	3%	5.21%	3%	1.79%

(1)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(2)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(3)	New Jersey, New York and Pennsylvania
(4)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(5)	Illinois, Minnesota, Missouri and Wisconsin
(6)	Indiana, Kentucky, Michigan and Ohio
(7)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(8)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia
(9)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	June 30, 2008	March 31, 2008	June 30, 2007
Primary risk-in-force lender concentration (by original applicant)	$36,038	$33,753	$25,710
Top 10 lenders	17,232	15,004	9,910
Top 20 lenders	20,974	18,811	13,242

Loan-to-value ratio
95.01% and above	$9,417	$9,274	$6,786
90.01% to 95.00%	12,097	11,045	8,329
80.01% to 90.00%	13,494	12,177	9,422
80.00% and below	1,030	1,257	1,173

Total	$36,038	$33,753	$25,710

Loan grade
Prime	$31,816	$29,503	$22,549
A minus and sub-prime	4,222	4,250	3,161

Total	$36,038	$33,753	$25,710

Loan type(1)
Fixed rate mortgage
Flow	$33,552	$31,248	$23,221
Bulk	752	735	640
Adjustable rate mortgage
Flow	1,115	1,151	1,221
Bulk	619	619	628

Total	$36,038	$33,753	$25,710

Type of documentation
Alt-A
Flow	$1,467	$1,526	$1,456
Bulk	337	337	267
Standard(2)
Flow	33,200	30,872	22,986
Bulk	1,034	1,018	1,001

Total	$36,038	$33,753	$25,710

Mortgage term
15 years and under	$430	$377	$372
More than 15 years	35,608	33,376	25,338

Total	$36,038	$33,753	$25,710

(1)

For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage. There are no second mortgages in primary flow and bulk risk-in-force.

(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with our standard portfolio.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

	As of June 30, 2008
Policy Year	Average Rate	Primary Insurance In-force	Percent of Total	Primary Risk In-force	Percent of Total
1997 and Prior	8.13%	$1,698	1.0%	$422	1.2%
1998	7.15%	724	0.4	191	0.5
1999	7.31%	875	0.5	221	0.6
2000	8.16%	574	0.3	140	0.4
2001	7.41%	1,954	1.1	494	1.4
2002	6.60%	4,862	2.8	1,193	3.3
2003	5.64%	19,315	11.0	3,229	9.0
2004	5.86%	10,489	6.0	2,275	6.3
2005	5.97%	15,752	9.0	3,901	10.8
2006	6.64%	28,482	16.3	5,409	15.0
2007	6.76%	61,158	35.0	11,410	31.7
2008	6.22%	29,022	16.6	7,153	19.8

Total portfolio		$174,905	100.0%	$36,038	100.0%

Occupancy and Property Type	As of June 30, 2008	As of March 31, 2008
Occupancy Status % of Primary Risk In-force
Primary residence	92.6%	92.4%
Second home	4.2	4.2
Non-owner occupied	3.2	3.4

Total	100.0%	100.0%

Property Type % of Primary Risk In-force
Single family detached	85.5%	85.5%
Condominium	11.0	10.8
Multi-family and other	3.5	3.7

Total	100.0%	100.0%

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in billions)

	FICO > 679		FICO 620 - 679(1)		FICO < 620		Total
	2008		2008		2008		2008
Primary Risk In-force	Q2	Q1	Q2	Q1	Q2	Q1	Q2	Q1
Total Primary Risk In-force	$22.2	$20.2	$10.8	$10.5	$3.0	$3.0	$36.0	$33.8
Delinquency rate(2)	3.3%	2.6%	8.1%	6.8%	15.4%	12.7%	5.6%	4.7%
2008 policy year	$5.3	$2.6	$1.5	$0.9	$0.3	$0.2	$7.2	$3.7
Delinquency rate	0.3%	0.1%	1.2%	0.3%	17.1%	1.0%	0.7%	0.2%
2007 policy year	$6.6	$6.7	$3.6	$3.7	$1.2	$1.3	$11.4	$11.7
Delinquency rate	4.4%	2.9%	7.5%	5.2%	17.1%	12.3%	6.6%	4.5%
2006 policy year	$3.2	$3.3	$1.7	$1.8	$0.5	$0.5	$5.4	$5.6
Delinquency rate	6.5%	4.5%	11.4%	8.8%	17.6%	15.1%	8.9%	6.6%
2005 policy year	$2.3	$2.4	$1.3	$1.4	$0.3	$0.3	$3.9	$4.1
Delinquency rate	4.1%	3.2%	9.5%	8.1%	15.1%	13.2%	6.7%	5.5%
2004 & prior policy years	$4.9	$5.2	$2.6	$2.8	$0.6	$0.6	$8.2	$8.6
Delinquency rate	2.2%	1.9%	8.6%	8.2%	15.1%	14.0%	4.9%	4.5%

Fixed rate mortgage	$21.1	$19.1	$10.3	$10.0	$2.9	$2.9	$34.3	$32.0
Delinquency rate	2.6%	2.0%	7.6%	6.4%	15.0%	12.3%	5.0%	4.2%
Adjustable rate mortgage	$1.2	$1.2	$0.5	$0.5	$0.1	$0.1	$1.7	$1.8
Delinquency rate	12.3%	9.1%	17.2%	14.6%	29.2%	25.3%	13.9%	10.8%

LTV > 95%	$4.7	$4.5	$3.5	$3.5	$1.2	$1.2	$9.4	$9.3
Delinquency rate	2.8%	2.2%	8.9%	7.1%	18.7%	15.2%	7.2%	5.9%
Alt-A(3)	$1.2	$1.3	$0.5	$0.5	$0.1	$0.1	$1.8	$1.9
Delinquency rate	10.1%	6.7%	17.8%	13.9%	26.1%	20.9%	12.2%	8.6%
Interest only & option ARMs	$3.0	$2.9	$1.0	$1.0	$0.2	$0.2	$4.1	$4.1
Delinquency rate	10.6%	7.3%	16.2%	12.0%	25.3%	19.7%	12.0%	8.5%

Amounts may not total due to rounding.

(1)	Loans with unknown FICO scores are included in the 620 - 679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verification of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Other Metrics—U.S. Mortgage Insurance Bulk Risk In-force

(dollar amounts in millions)

	June 30, 2008	March 31, 2008	December 31, 2007
GSE Alt-A
Risk in-force	$340	$340	$340
Average FICO score	718	718	719
Loan-to-value ratio	79%	79%	79%
Standard documentation(1)	22%	28%	28%
Stop loss	100%	100%	100%
Deductible	81%	85%	85%

Portfolio
Risk in-force	$524	$527	$532
Average FICO score	723	723	724
Loan-to-value ratio	76%	76%	76%
Standard documentation	97%	97%	97%
Stop loss	100%	100%	100%
Deductible	22%	27%	27%

FHLB
Risk in-force	$408	$385	$382
Average FICO score	744	743	743
Loan-to-value ratio	69%	68%	68%
Standard documentation	86%	88%	88%
Stop loss	91%	96%	96%
Deductible	100%	100%	100%

Other
Risk in-force	$99	$103	$107
Average FICO score	717	717	727
Loan-to-value ratio	93%	93%	94%
Standard documentation	96%	99%	100%
Stop loss	11%	9%	11%
Deductible	—%	—%	—%
Total Bulk Risk In-force	$1,371	$1,355	$1,361

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with our standard portfolio.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

Book Year(2)	Original Book RIF ($B)	Progression to Attachment Point	June 30, 2008			March 31, 2008			December 31, 2007
			Current RIF ($B)	Ever to Date Incurred Losses ($MM)	Captive Benefit ($MM)	Current RIF ($B)	Ever to Date Incurred Losses ($MM)	Captive Benefit ($MM)	Current RIF ($B)	Ever to Date Incurred Losses ($MM)	Captive Benefit ($MM)
2005		0-50%	$0.4	$10		$0.5	$10		$0.8	$16
2005		50-75%	0.4	22		1.6	72		1.5	56
2005		75-99%	1.1	72		0.2	11		0.4	15
2005		Attached	0.6	44		0.3	20		—	2

2005 Total	$4.4		$2.5	$148	$6	$2.6	$113	$1	$2.7	$89	$—

2006		0-50%	$0.2	$2		$0.5	$11		$0.7	$10
2006		50-75%	0.4	17		0.3	8		1.8	55
2006		75-99%	0.4	26		0.5	23		0.8	31
2006		Attached	2.1	185		2.0	113		0.1	5

2006 Total	$4.2		$3.1	$230	61	$3.3	$155	17	$3.4	$101	1

2007		0-50%	$1.0	$17		$4.3	$77		$6.9	$56
2007		50-75%	1.0	33		1.0	23		—	—
2007		75-99%	2.2	77		0.8	25		—	—
2007		Attached	2.2	128		0.5	22		—	—

2007 Total	$6.9		$6.4	$255	43	$6.6	$147	1	$6.9	$56	—

Captive Benefit In Quarter ($MM)					$110			$19			$1

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, incurred losses equals change in reserves plus paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever to date incurred losses by original RIF for that book year.

(2)	Book year figures may include loans from additional periods pursuant to reinsurance agreement terms and conditions.

Corporate and Other

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$6	$5	$11	$4	$8	$5	$7	$24
Net investment income	14	20	34	23	12	15	15	65
Net investment gains (losses)	(33)	(10)	(43)	(3)	(11)	(1)	—	(15)
Insurance and investment product fees and other	2	2	4	(3)	—	(1)	2	(2)

Total revenues	(11)	17	6	21	9	18	24	72

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	—	1	—	—	1	—	1
Acquisition and operating expenses, net of deferrals(2)	13	6	19	17	9	10	21	57
Amortization of deferred acquisition costs and intangibles(2)	1	2	3	1	2	1	14	18
Interest expense	63	58	121	60	59	63	60	242

Total benefits and expenses	78	66	144	78	70	75	95	318

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(89)	(49)	(138)	(57)	(61)	(57)	(71)	(246)
Benefit from income taxes	(7)	—	(7)	(19)	(21)	(20)	(24)	(84)

LOSS FROM CONTINUING OPERATIONS	(82)	(49)	(131)	(38)	(40)	(37)	(47)	(162)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	20	7	27	1	6	—	—	7
Expenses related to reorganization, net of taxes	—	—	—	—	—	—	14	14

NET OPERATING LOSS	$(62)	$(42)	$(104)	$(37)	$(34)	$(37)	$(33)	$(141)

Effective tax rate (operating income (loss))	7.5%		8.1%	29.9%	35.2%	34.1%	33.7%	33.2%

(1)	Includes inter-segment eliminations.
(2)	Includes pretax reorganization costs for an impairment of internal-use software of $13 million and $8 million of severance and other employee termination related expenses in the first quarter of 2007.

ADDITIONAL FINANCIAL DATA

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

		June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturities		$25,724	35%	$25,968	35%	$26,166	35%	$25,684	35%	$24,721	34%
Private fixed maturities		9,791	13	10,001	14	10,425	14	10,712	15	10,692	15
Mortgage-backed (MBS):	Residential mortgage-backed securities	2,554	3	2,772	4	3,260	5	3,807	5	3,794	5
	Commercial mortgage-backed securities	4,758	7	4,751	6	5,148	7	5,397	7	5,480	8
Asset-backed (ABS):	Residential mortgage-backed securities	952	1	1,290	2	1,632	2	1,927	3	2,395	3
	Other non-residential collateral	2,969	4	3,358	5	3,591	5	3,423	5	3,327	5
Tax exempt		2,315	3	2,215	3	2,227	3	2,153	3	2,369	3
Non-investment grade fixed maturities		2,824	4	2,676	4	2,705	4	2,672	4	2,789	4
Equity securities:
Common stocks and mutual funds		71	—	34	—	47	—	62	—	58	—
Preferred stocks		338	1	360	1	319	1	185	—	143	—
Commercial mortgage loans		8,573	12	8,822	12	8,953	12	8,839	12	8,798	12
Policy loans		1,806	2	1,654	2	1,651	2	1,650	2	1,635	2
Cash, cash equivalents and short-term investments		5,983	8	3,873	5	3,168	4	3,149	4	2,968	4
Securities lending		1,836	3	2,443	3	2,397	3	2,279	3	2,161	3
Other invested assets:	Limited partnerships(1)	701	1	690	1	632	1	554	1	424	1
	Derivatives:
	LTC forward starting swap—cash flow	747	1	901	1	655	1	372	1	223	—
	Other cash flow	38	—	62	—	15	—	9	—	3	—
	Fair value	101	—	173	—	83	—	33	—	4	—
	Equity index options—non-qualified	217	—	212	—	127	—	72	—	25	—
	Other non-qualified	25	—	39	—	20	—	10	—	5	—
	Trading portfolio	237	1	236	1	254	—	254	—	135	—
	Counterparty collateral	478	1	664	1	372	1	217	—	89	—
	Other(2)	112	—	78	—	44	—	—	—	364	1

Total invested assets and cash		$73,150	100%	$73,272	100%	$73,891	100%	$73,460	100%	$72,602	100%

Public Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$11,245	30%	$12,275	32%	$13,133	33%	$13,245	33%	$12,452	31%
1	Aa	7,133	19	6,804	17	6,811	17	7,141	18	7,176	18
1	A	11,044	29	11,155	29	11,368	29	11,247	28	11,746	29
2	Baa	6,588	17	6,671	18	6,791	17	6,713	17	6,605	17
3	Ba	1,299	4	1,210	3	1,210	3	1,258	3	1,237	3
4	B	524	1	508	1	530	1	565	1	655	2
5	Caa and lower	97	—	68	—	47	—	32	—	19	—
6	In or near default	10	—	12	—	6	—	3	—	7	—
Not rated	Not rated	24	—	—	—	—	—	—	—	—	—

	Total public fixed maturities	$37,964	100%	$38,703	100%	$39,896	100%	$40,204	100%	$39,897	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa	$2,296	16%	$2,656	19%	$2,917	19%	$2,810	18%	$2,706	17%
1	Aa	1,944	14	2,054	14	2,128	14	2,300	15	2,463	16
1	A	3,851	28	3,542	25	3,852	25	4,079	26	4,095	26
2	Baa	4,962	36	5,198	36	5,449	36	5,568	36	5,535	35
3	Ba	710	5	758	5	789	5	702	4	744	5
4	B	126	1	69	1	78	1	79	1	90	1
5	Caa and lower	27	—	28	—	26	—	27	—	30	—
6	In or near default	5	—	4	—	5	—	6	—	6	—
Not rated	Not rated	2	—	19	—	14	—	—	—	1	—

	Total private fixed maturities	$13,923	100%	$14,328	100%	$15,258	100%	$15,571	100%	$15,670	100%

(1) Limited partnerships by type:
Distressed Bond and Equity Fund		$156		$155		$153		$135		$133
Real Estate		286		272		237		209		116
Infrastructure		126		121		104		92		72
Private Equity		76		67		67		63		67
Mezzanine		31		48		44		33		16
Strategic Equity		10		11		11		13		13
Strategic Funds		7		7		7		7		7
Oil and Gas		9		9		9		2		—

		$701		$690		$632		$554		$424

(2)	Effective September 30, 2007, the Canadian guarantee fund has been reclassified prospectively to fixed maturities. The balance as of September 30, 2007 was $455 million.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Fixed Maturities Summary

(amounts in millions)

	June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturities—Security Sector:
U.S. government, agencies & government sponsored entities	$531	1%	$529	1%	$594	1%	$645	1%	$632	1%
Tax exempt	2,372	5	2,217	4	2,228	4	2,155	4	2,371	4
Foreign government(1)	2,796	5	2,699	5	2,432	4	2,294	4	1,725	3
U.S. corporate	22,228	43	22,974	44	23,563	43	23,540	42	24,064	44
Foreign corporate	12,411	24	12,320	23	12,579	23	12,465	22	11,657	21
Mortgage-backed (MBS): Residential mortgage-backed securities	2,613	5	2,773	5	3,262	6	3,808	7	3,794	7
Commercial mortgage-backed securities	4,865	9	4,853	9	5,263	9	5,513	10	5,600	10
Asset-backed (ABS): Residential mortgage-backed securities	1,099	3	1,307	3	1,640	3	1,930	4	2,397	4
Other non-residential collateral	2,972	5	3,359	6	3,593	7	3,425	6	3,327	6

Total fixed maturities(2)	$51,887	100%	$53,031	100%	$55,154	100%	$55,775	100%	$55,567	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$12,062	38%	$11,923	36%	$12,203	36%	$12,605	37%	$12,542	37%
Utilities and energy	6,021	18	6,170	19	6,174	18	5,962	18	5,885	18
Consumer—non cyclical	3,385	10	3,581	11	3,750	11	3,640	11	3,494	10
Consumer—cyclical	1,584	5	1,817	5	1,874	6	1,893	6	1,860	6
Capital goods	2,022	6	1,767	5	1,811	5	1,826	5	1,728	5
Industrial	1,485	5	1,444	4	1,520	4	1,455	4	1,413	4
Technology and communications	1,717	5	1,931	6	1,986	6	1,992	6	2,032	6
Transportation	1,313	4	1,230	4	1,237	4	1,200	3	1,059	3
Other	3,060	9	3,402	10	3,534	10	3,386	10	3,589	11

Subtotal	$32,649	100%	$33,265	100%	$34,089	100%	$33,959	100%	$33,602	100%

Non-Investment Grade:
Finance and insurance	$104	5%	$232	11%	$272	13%	$212	10%	$224	11%
Utilities and energy	198	10	212	11	186	9	214	11	227	11
Consumer—non cyclical	413	21	412	20	427	21	459	23	394	19
Consumer—cyclical	229	11	316	16	337	17	340	17	346	16
Capital goods	212	11	146	7	142	7	112	5	136	6
Industrial	395	20	257	13	220	11	231	11	268	13
Technology and communications	349	17	350	17	391	19	401	20	381	18
Transportation	58	3	66	3	59	3	68	3	71	3
Other	32	2	38	2	19	—	9	—	72	3

Subtotal	$1,990	100%	$2,029	100%	$2,053	100%	$2,046	100%	$2,119	100%

Total	$34,639	100%	$35,294	100%	$36,142	100%	$36,005	100%	$35,721	100%

Fixed Maturities—Contractual Maturity Dates:
Due in one year or less	$2,213	4%	$2,211	4%	$2,278	4%	$2,045	4%	$2,059	4%
Due after one year through five years	12,279	24	12,026	23	11,434	21	11,330	20	10,639	19
Due after five years through ten years	8,854	17	9,215	17	9,441	17	9,758	18	9,732	18
Due after ten years	16,992	33	17,287	33	18,243	33	17,966	32	18,019	32

Subtotal	40,338	78	40,739	77	41,396	75	41,099	74	40,449	73
Mortgage and asset-backed	11,549	22	12,292	23	13,758	25	14,676	26	15,118	27

Total fixed maturities	$51,887	100%	$53,031	100%	$55,154	100%	$55,775	100%	$55,567	100%

(1)    Effective September 30, 2007, the Canadian guarantee fund has been reclassified prospectively to fixed maturities. The balance as of September 30, 2007 was $455 million.

(2)    The following table sets forth the fair value of our fixed maturities by pricing source as of the date indicated:

	June 30, 2008
	Fair Value	% of Total
Priced via independent pricing services	$42,950	83%
Priced via broker expectations	2,315	4
Priced via internally developed matrices	6,534	13
Priced via other methods	88	—

Total fixed maturities	$51,887	100%

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Additional Information on Mortgage-backed and Asset-backed Securities Collateralized by Sub-prime Residential Mortgage Loans

(amounts in millions)

Fair Value by Vintage and Rating as of June 30, 2008:

S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	2008	Total(1)
AAA	$71	$99	$63	$101	$51	$—	$385
AA	61	89	18	43	18	—	229

Subtotal	132	188	81	144	69	—	614
A	71	42	16	—	14	—	143
BBB	33	19	3	5	1	—	61
BB	13	29	14	11	1	—	68
B	—	21	14	1	8	—	44
Caa and lower	1	11	14	3	2	—	31
In or near default	—	1	1	—	—	—	2

Total	$250	$311	$143	$164	$95	$—	$963

Our sub-prime securities are principally backed by first lien mortgages. We do not have a significant exposure to second liens or option adjustable rate mortgages. We do not have any material exposure to mezzanine CDOs. We do not have any exposure to net interest margin deals, highly leveraged transactions or CDO-squared investments.

Fair Value by Vintage and Rating as of March 31, 2008:

S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	2008	Total(1)
AAA	$119	$124	$88	$148	$62	$—	$541
AA	36	102	23	7	54	—	222

Subtotal	155	226	111	155	116	—	763
A	95	120	62	30	—	—	307
BBB	32	27	—	—	—	—	59
BB	1	2	1	—	—	—	4
B	1	1	4	—	—	—	6
Caa and lower	—	3	4	—	—	—	7
In or near default	—	—	—	—	—	—	—

Total	$284	$379	$182	$185	$116	$—	$1,146

Net Unrealized Losses by Vintage and Rating as of June 30, 2008:
S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	2008	Total
AAA	$(8)	$(7)	$(4)	$(22)	$(10)	$—	$(51)
AA	(19)	(44)	(15)	(21)	(26)	—	(125)

Subtotal	(27)	(51)	(19)	(43)	(36)	—	(176)
A	(20)	(39)	(18)	(2)	(20)	—	(99)
BBB	(12)	(21)	—	(2)	—	—	(35)
BB	(8)	(13)	(11)	(13)	—	—	(45)
B	—	(18)	(1)	—	(3)	—	(22)
Caa and lower	(1)	(1)	—	—	—	—	(2)
In or near default	—	—	—	—	—	—	—

Total	$(68)	$(143)	$(49)	$(60)	$(59)	$—	$(379)

(1)

Our fixed maturity portfolio includes residential mortgage-backed and asset-backed securities collateralized by sub-prime residential mortgage loans. The following table sets forth the fair value of these sub-prime investments by pricing source as of the date indicated:

	June 30, 2008
	Fair Value	% of Total
Priced via independent pricing services	$935	97%
Priced via broker expectations	26	3
Priced via internally developed matrices	2	—

Total sub-prime investments	$963	100%

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Additional Information on Mortgage-backed and Asset-backed Securities Collateralized by Alt-A Residential Mortgage Loans

(amounts in millions)

Fair Value by Vintage and Rating as of June 30, 2008:

S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	2008	Total(1)
AAA	$127	$160	$97	$16	$72	$—	$472
AA	17	64	9	2	—	—	92

Subtotal	144	224	106	18	72	—	564
A	14	68	5	22	2	—	111
BBB	21	19	11	—	—	—	51
BB	—	6	6	2	—	—	14
B	—	7	8	—	—	—	15
Caa and lower	—	1	3	—	—	—	4
In or near default	—	—	3	—	—	—	3

Total	$179	$325	$142	$42	$74	$—	$762

Fair Value by Vintage and Rating as of March 31, 2008:

S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	2008	Total(1)
AAA	$135	$167	$106	$46	$83	$—	$537
AA	20	187	54	1	4	—	266

Subtotal	155	354	160	47	87	—	803
A	45	57	27	2	—	—	131
BBB	3	6	7	—	—	—	16
B	—	—	1	—	—	—	1
Caa and lower	—	1	—	—	—	—	1
In or near default	—	—	—	—	—	—	—

Total	$203	$418	$195	$49	$87	$—	$952

Net Unrealized Losses by Vintage and Rating as of June 30, 2008:

S&P Rating	2004 and Prior	2005	First Half 2006	Second Half 2006	2007	2008	Total
AAA	$(16)	$(34)	$(17)	$(4)	$(43)	$—	$(114)
AA	(6)	(41)	(1)	(4)	—	—	(52)

Subtotal	(22)	(75)	(18)	(8)	(43)	—	(166)
A	(9)	(56)	(2)	(8)	—	—	(75)
BBB	(14)	(11)	(19)	—	—	—	(44)
BB	—	(1)	(6)	(4)	—	—	(11)
B	—	(3)	—	—	—	—	(3)
Caa and lower	—	—	1	—	—	—	1
In or near default	—	—	—	—	—	—	—

Total	$(45)	$(146)	$(44)	$(20)	$(43)	$—	$(298)

(1)

Our fixed maturity portfolio includes residential mortgage-backed and asset-backed securities collateralized by Alt-A residential mortgage loans. The following table sets forth the fair value of these Alt-A investments by pricing source as of the date indicated:

	June 30, 2008
	Fair Value	% of Total
Priced via independent pricing services	$640	84%
Priced via broker expectations	106	14
Priced via internally developed matrices	16	2

Total Alt-A investments	$762	100%

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Additional Information on Commercial Mortgage-backed Securities

(amounts in millions)

Fair Value by Vintage and Rating as of June 30, 2008:

S&P Rating	2004 and Prior	2005	2006	2007	2008	Total(1)
AAA	$2,111	$337	$584	$501	$—	$3,533
AA	113	84	252	131	—	580

Subtotal	2,224	421	836	632	—	4,113
A	145	63	122	138	—	468
BBB	44	24	70	38	—	176
BB	55	4	—	—	—	59
B	16	—	—	—	—	16
Caa and lower	8	—	22	—	—	30
In or near default	3	—	—	—	—	3

Total	$2,495	$512	$1,050	$808	$—	$4,865

Fair Value by Vintage and Rating as of March 31, 2008:

S&P Rating	2004 and Prior	2005	2006	2007	2008	Total(1)
AAA	$2,164	$297	$605	$524	$—	$3,590
AA	83	88	248	141	—	560

Subtotal	2,247	385	853	665	—	4,150
A	82	59	117	113	—	371
BBB	100	24	69	37	—	230
BB	49	2	—	—	—	51
B	22	—	—	—	—	22
Caa and lower	5	—	23	—	—	28
In or near default	1	—	—	—	—	1

Total	$2,506	$470	$1,062	$815	$—	$4,853

Net Unrealized Losses by Vintage and Rating as of June 30, 2008:
S&P Rating	2004 and Prior	2005	2006	2007	2008	Total
AAA	$(38)	$(28)	$(50)	$(56)	$—	$(172)
AA	(13)	(14)	(39)	(30)	—	(96)

Subtotal	(51)	(42)	(89)	(86)	—	(268)
A	(17)	(12)	(29)	(34)	—	(92)
BBB	(7)	(11)	(16)	(12)	—	(46)
BB	(3)	(3)	—	—	—	(6)
B	(1)	—	—	—	—	(1)
Caa and lower	(1)	—	(2)	—	—	(3)
In or near default	1	—	—	—	—	1

Total	$(79)	$(68)	$(136)	$(132)	$—	$(415)

(1)

Our fixed maturity portfolio includes commercial mortgage-backed securities. As of June 30, 2008, 65% of our commercial mortgage-backed securities related to loans with fixed interest rates, and 35% related to loans with floating interest rates. The average original loan-to-value ratio for commercial mortgage-backed securities included in our fixed maturity portfolio is 60%.

The following table sets forth the fair value of these investments by pricing source as of the date indicated:

	June 30, 2008
	Fair Value	% of Total
Priced via independent pricing services	$4,162	86%
Priced via broker expectations	611	13
Priced via internally developed matrices	64	1
Priced via other methods	28	—

Total commercial mortgage backed securities	$4,865	100%

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Summary

(amounts in millions)

	June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,247	27%	$2,323	27%	$2,339	26%	$2,317	26%	$2,333	26%
South Atlantic	1,990	23	2,023	23	2,057	23	2,073	23	1,967	22
Middle Atlantic	1,109	13	1,155	13	1,226	14	1,110	13	1,122	13
East North Central	826	10	857	10	874	10	872	10	860	10
Mountain	783	9	790	9	794	9	790	9	764	9
West South Central	386	4	398	4	409	4	388	4	369	4
West North Central	451	5	467	5	464	5	468	5	551	7
East South Central	267	3	294	3	296	3	316	4	293	3
New England	526	6	528	6	514	6	522	6	553	6

Subtotal	8,585	100%	8,835	100%	8,973	100%	8,856	100%	8,812	100%

Allowance for losses	(20)		(21)		(26)		(21)		(18)
Unamortized fees and costs	8		8		6		4		4

Total	$8,573		$8,822		$8,953		$8,839		$8,798

Property Type
Office	$2,271	26%	$2,371	27%	$2,454	27%	$2,422	27%	$2,463	28%
Industrial	2,220	26	2,292	26	2,326	26	2,322	26	2,315	26
Retail	2,446	28	2,476	27	2,465	27	2,438	28	2,369	27
Apartments	988	12	1,031	12	1,054	12	975	11	962	11
Mixed use/other	660	8	665	8	674	8	699	8	703	8

Subtotal	8,585	100%	8,835	100%	8,973	100%	8,856	100%	8,812	100%

Allowance for losses	(20)		(21)		(26)		(21)		(18)
Unamortized fees and costs	8		8		6		4		4

Total	$8,573		$8,822		$8,953		$8,839		$8,798

	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,511	42%	$3,631	41%	$3,671	41%	$3,691	42%	$3,684	42%
$5 million but less than $10 million	2,011	23	2,080	24	2,073	23	2,064	23	2,039	23
$10 million but less than $20 million	1,645	19	1,630	18	1,646	18	1,635	19	1,636	19
$20 million but less than $30 million	362	4	431	5	442	5	485	5	490	5
$30 million and over	1,055	12	1,055	12	1,116	13	981	11	963	11

Subtotal	8,584	100%	8,827	100%	8,948	100%	8,856	100%	8,812	100%

Net premium/discount	1		8		25		—		—

Total	$8,585		$8,835		$8,973		$8,856		$8,812

	June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007
Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$21		$26		$21		$18		$17
Provisions	—		—		5		3		1
Releases	(1)		(5)		—		—		—

Ending balance	$20		$21		$26		$21		$18

Commercial Mortgage Loan Information by Vintage

(loan amounts in millions)

As of June 30, 2008

Loan year	Total loan balance	Delinquent loan balance	Number of loans	Number of delinquent loans	Average balance per loan	Average balance per delinquent loan	Average loan-to-value(1)
2004 and prior	$3,305	$—	1,236	—	$3	NA	39%
2005	1,743	—	332	—	5	NA	50%
2006	1,663	—	307	—	5	NA	41%
2007	1,703	—	233	—	7	NA	29%
2008	170	—	98	—	2	NA	57%

Total	$8,584	$—	2,206	—	$4	NA	39%

(1)	Represents loan-to-value at origination.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Net Investment Income
Fixed maturities—taxable	$715	$764	$1,479	$802	$821	$792	$774	$3,189
Fixed maturities—non-taxable	26	25	51	25	26	26	25	102
Commercial mortgage loans	136	143	279	142	142	134	130	548
Equity securities	10	10	20	11	6	7	7	31
Other invested assets	22	18	40	19	11	17	6	53
Limited partnerships(1)	(10)	6	(4)	9	26	5	4	44
Policy loans	40	39	79	38	36	36	34	144
Cash, cash equivalents and short-term investments	41	25	66	32	28	32	27	119

Gross investment income before expenses and fees	980	1,030	2,010	1,078	1,096	1,049	1,007	4,230
Expenses and fees	(27)	(28)	(55)	(25)	(22)	(25)	(23)	(95)

Net investment income	$953	$1,002	$1,955	$1,053	$1,074	$1,024	$984	$4,135

Annualized Yields
Fixed maturities—taxable	5.4%	5.7%	5.5%	5.9%	6.1%	6.0%	5.9%	6.0%
Fixed maturities—non-taxable	4.5%	4.6%	4.5%	4.6%	4.8%	4.6%	4.8%	4.7%
Commercial mortgage loans	6.2%	6.4%	6.3%	6.4%	6.4%	6.2%	6.2%	6.3%
Equity securities	10.3%	11.2%	10.8%	16.0%	13.4%	16.1%	15.2%	14.5%
Other invested assets	11.7%	10.9%	11.8%	16.6%	9.8%	13.9%	5.5%	11.2%
Limited partnerships(1)	-5.9%	3.3%	-1.4%	5.9%	21.2%	4.9%	5.3%	9.9%
Policy loans	9.2%	9.4%	9.2%	9.2%	9.0%	9.2%	9.0%	9.1%
Cash, cash equivalents and short-term investments	3.3%	2.9%	3.1%	4.0%	3.6%	5.0%	4.6%	4.2%

Gross investment income before expenses and fees	5.4%	5.8%	5.6%	6.0%	6.2%	6.0%	5.9%	6.0%
Expenses and fees	-0.1%	-0.2%	-0.2%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	5.3%	5.6%	5.4%	5.9%	6.1%	5.9%	5.8%	5.9%

Yields for fixed maturities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4
Net Investment Gains (Losses), Net of Taxes and Other Adjustments
Net realized gains (losses) on available-for-sale securities:
U.S. corporate fixed maturities	$(6)	$(1)	$(7)	$1
U.S. government	6	—	6	—
Foreign corporate	8	—	8	—
Foreign government	7	2	9	—
Tax exempt	3	—	3	—
Mortgage-backed (MBS) fixed maturities	—	—	—	(5)
Asset-backed (ABS) fixed maturities	(1)	—	(1)	(1)
Equity securities	—	1	1	2

Total net realized gains (losses) on available-for-sale securities	17	2	19	(3)

Impairments:
Public corporate fixed maturities	(20)	(32)	(52)	(19)
Limited partnerships	—	—	—	(1)
Equity securities	(3)	—	(3)	(3)
Alt-A residential mortgage-backed securities:
AA	(4)	—	(4)	—
A	(16)	(20)	(36)	(7)
BBB	(5)	(10)	(15)	(7)
Below BBB	(35)	(17)	(52)	(8)
Sub-prime residential mortgage-backed securities:
AA	—	(2)	(2)	(18)
A	(8)	(3)	(11)	—
BBB	(4)	(8)	(12)	(19)
Below BBB	(40)	(15)	(55)	(34)
Prime residential mortgage-backed securities:
A	(5)	(5)	(10)	—
BBB	(3)	(1)	(4)	—
Below BBB	—	—	—	—
Change in intent:
Alt-A	(55)	—	(55)	—
Sub-prime	(159)	—	(159)	—
Prime	(1)	—	(1)	—
Other mortgage-backed securities	—	(1)	(1)	(7)
Commercial mortgage-backed securities (CMBS):
A	—	(3)	(3)	—
BBB	—	(1)	(1)	—
Below BBB	(1)	(3)	(4)	—

Total impairments	(359)	(121)	(480)	(123)

Net unrealized gains (losses) on trading securities	1	(5)	(4)	(7)
Derivative instruments	6	(22)	(16)	(3)
Bank loans	—	(2)	(2)	—
Commercial mortgage loans held-for-sale market valuation allowance	(1)	1	—	(3)

Net investment gains (losses), net of taxes	(336)	(147)	(483)	(139)

DAC and other intangible amortization related to net investment gains (losses)	15	19	34	5

Net investment gains (losses), net of taxes and other adjustments	$(321)	$(128)	$(449)	$(134)

RECONCILIATIONS OF NON-GAAP MEASURES

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Reconciliation of Operating ROE

(amounts in millions)

	Twelve months ended
Twelve Month Rolling Average ROE	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
GAAP Basis ROE
Net income for the twelve months ended(1)	$524	$1,012	$1,220	$1,415	$1,380
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,633	$12,549	$12,431	$12,310	$12,181
GAAP Basis ROE(1) divided by(2)	4.1%	8.1%	9.8%	11.5%	11.3%

Operating ROE
Net operating income for the twelve months ended(1)	$1,138	$1,277	$1,373	$1,414	$1,343
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,633	$12,549	$12,431	$12,310	$12,181
Operating ROE(1) divided by(2)	9.0%	10.2%	11.0%	11.5%	11.0%

(1)	The twelve months ended information is derived by adding the four quarters of net income and net operating income from page 10 herein.
(2)

Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income (loss), but including equity related to discontinued operations, for the most recent five quarters.

	Three months ended
Quarterly Average ROE	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007
GAAP Basis ROE
Net income (loss) for the period ended(3)	$(109)	$116	$178	$339	$379
Average stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,688	$12,756	$12,686	$12,518	$12,307
Annualized GAAP Quarterly Basis ROE(3) divided by(4)	-3.4%	3.6%	5.6%	10.8%	12.3%

Operating ROE
Net operating income for the period ended(3)	$212	$244	$314	$368	$351
Average stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,688	$12,756	$12,686	$12,518	$12,307
Annualized Operating Quarterly Basis ROE(3) divided by(4)	6.7%	7.7%	9.9%	11.8%	11.4%

(3)	Net income (loss) and net operating income from page 9 herein.
(4)

Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income (loss), but including equity related to discontinued operations.

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income divided by average ending stockholders’ equity, excluding accumulated other comprehensive income (loss) (AOCI) in average ending stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income divided by average ending stockholders’ equity.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Reconciliation of Expense Ratio

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$551	$528	$1,079	$551	$540	$495	$489	$2,075
Total revenues(2)	$2,398	$2,753	$5,151	$2,775	$2,875	$2,765	$2,710	$11,125

Expense ratio(1) divided by(2)	23.0%	19.2%	20.9%	19.9%	18.8%	17.9%	18.0%	18.7%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$551	$528	$1,079	$551	$540	$495	$489	$2,075
Less wealth management	67	67	134	70	69	65	60	264
Less payment protection insurance business	216	200	416	199	218	183	181	781
Less expenses related to reorganization(a)	—	—	—	—	—	—	8	8

Adjusted acquisition and operating expenses, net of deferrals(3)	$268	$261	$529	$282	$253	$247	$240	$1,022

Total revenues	$2,398	$2,753	$5,151	$2,775	$2,875	$2,765	$2,710	$11,125
Less wealth management	86	87	173	90	88	82	76	336
Less payment protection insurance business	431	418	849	398	410	363	357	1,528
Less net investment gains (losses)	(518)	(226)	(744)	(214)	(48)	(51)	(19)	(332)

Adjusted total revenues(4)	$2,399	$2,474	$4,873	$2,501	$2,425	$2,371	$2,296	$9,593

Adjusted expense ratio(3) divided by (4)	11.2%	10.5%	10.9%	11.3%	10.4%	10.4%	10.5%	10.7%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s wealth management and payment protection insurance businesses. The wealth management and payment protection insurance businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

(a)	Includes severance and other employee related expenses associated with our reorganization announced in the first quarter of 2007.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Reconciliation of Core Premiums

(amounts in millions)

	2008			2007
	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Reported premiums	$1,709	$1,717	$3,426	$1,670	$1,600	$1,549	$1,511	$6,330
Less retirement income—spread-based premiums	111	167	278	135	118	151	154	558
Less impact of changes in foreign exchange rates	60	65	125

Core premiums	$1,538	$1,485	$3,023	$1,535	$1,482	$1,398	$1,357	$5,772

Reported premium percentage change from prior year	10.3%	13.6%	12.0%
Core premium percentage change from prior year	10.0%	9.4%	9.7%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from our retirement income—spread-based business and the impact of changes in foreign exchange rates. The retirement income—spread-based premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Reconciliation of Core Yield

		2008			2007
	(Assets—amounts in billions)	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
	Reported—Total Invested Assets and Cash	$73.1	$73.3	$73.1	$73.9	$73.5	$72.6	$71.3	$73.9
	Subtract:
	Securities lending	1.8	2.4	1.8	2.4	2.3	2.2	2.2	2.4
	Unrealized gains (losses)	(2.3)	(1.6)	(2.3)	(0.3)	(0.3)	(0.2)	1.0	(0.3)
	Derivative counterparty collateral	0.5	0.7	0.5	0.4	0.2	0.1	0.3	0.4

	Adjusted end-of-period invested assets	$73.1	$71.8	$73.1	$71.4	$71.3	$70.5	$67.8	$71.4

(A)	Average Invested Assets used in Reported and Core Yield Calculation	$72.5	$71.6	$72.1	$71.4	$70.9	$69.2	$67.5	$69.6
	Subtract: portfolios supporting floating products	14.1	14.1	14.2	14.1	14.2	13.4	12.2	13.5

(B)	Average Invested Assets used in Core Yield (excl. Floating) Calculation	$58.4	$57.5	$57.9	$57.3	$56.7	$55.8	$55.3	$56.1

	(Income—amounts in millions)
(C)	Reported—Net Investment Income	$953	$1,002	$1,955	$1,053	$1,074	$1,024	$984	$4,135
	Subtract:
	Bond calls and commercial mortgage loan prepayments	13	12	25	6	14	22	10	52
	Reinsurance and reclassification(1)	19	15	34	15	26	18	9	68
	Other non-core items(2)	2	(1)	1	5	1	1	6	13

(D)	Core Net Investment Income	919	976	1,895	1,027	1,033	983	959	4,002
	Subtract: investment income from portfolios supporting floating products	121	164	285	205	209	196	180	790

(E)	Core Net Investment Income (excl. Floating)	$798	$812	$1,610	$822	$824	$787	$779	$3,212

(C)/(A)	Reported Yield	5.26%	5.60%	5.42%	5.90%	6.06%	5.92%	5.84%	5.94%
(D)/(A)	Core Yield(3)	5.07%	5.45%	5.26%	5.75%	5.83%	5.69%	5.69%	5.75%
(E)/(B)	Core Yield (excl. Floating)(3)	5.47%	5.65%	5.56%	5.74%	5.81%	5.65%	5.64%	5.72%

Notes:	—Columns may not add due to rounding.
—Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)

Represents imputed investment income related to a reinsurance agreement in our payment protection insurance business. The third quarter of 2007 reflects an expense reclassification of $16 million from net investment income to acquisition and operating expenses, net of deferrals. The reclassification is associated with exit fee accruals for the guarantee fund that the Canadian government requires us to maintain in the event of insolvency. Prior periods were not restated as the adjustment is immaterial to the current period and all prior periods.

(2)	Includes consent fees, return of investment and various other immaterial items.
(3)

Beginning in 2007, limited partnership assets and investment income were allocated to the operating segments from Corporate and Other. The core yield calculation has been adjusted to include limited partnership assets and investment income to reflect the diversified portfolio strategy used to support the Retirement and Protection segment liabilities.

CORPORATE INFORMATION

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, Standard and Poor’s (S&P), Moody’s and Fitch as follows:

Company	A.M. Best	S&P	Moody’s	Fitch
Genworth Life Insurance Company	A+	AA-	Aa3	AA-
Genworth Life Insurance Company (short-term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life and Annuity Insurance Company	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company (short-term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life Insurance Company of New York	A+	AA-	Aa3	AA-
Continental Life Insurance Company of Brentwood, Tennessee	A	Not rated	Not rated	Not rated
American Continental Insurance Company	A-	Not rated	Not rated	Not rated

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company	S&P	Moody’s	Fitch
Genworth Mortgage Insurance Corporation	AA	Aa3	AA
Genworth Financial Mortgage Insurance Pty. Limited	AA	Aa3	AA
Genworth Financial Mortgage Insurance Limited	AA	Aa3	AA
Genworth Residential Mortgage Insurance Corporation of NC	AA	Aa3	AA
Genworth Financial Assurance Corporation	Not rated	Aa3	AA
Genworth Financial Mortgage Insurance Company Canada(1)	AA	Not rated	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAAA	Aaa.mx	AAA(mex)

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its “A+” (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The “A” and “A-” (Excellent) ratings are assigned to companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A+” (Superior), “A” and “A-” (Excellent) ratings are the second-, third- and fourth-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “F.”

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The “AA” range is the second-highest of the four ratings ranges that meet these criteria, and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. Within this category, the designation of a plus sign (+) indicates capacity to meet its financial commitments is extremely strong. An obligor rated “mxAAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAAA” rating is the highest enterprise credit rating assigned on S&P’s CaVal national scale.

GENWORTH FINANCIAL, INC.

2Q 2008 FINANCIAL SUPPLEMENT

Industry Ratings (continued)

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories. Short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aaa.mx” demonstrate the strongest creditworthiness relative to other issuers in Mexico.

Fitch states that “AA” (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations, risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The “AA” rating category is the second-highest of eight financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of Fitch’s 21 ratings categories. The “AAA(mex)” rating denotes the highest rating assigned within the scale for Mexico. The rating is assigned to the policyholder obligations of the “best” insurance entities relative to all other issuers or issues in Mexico, across all industries and obligation types.

DBRS states that long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A.M. Best, S&P, Moody’s, Fitch and DBRS review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Alicia Charity, 804-662-2248

Alicia.Charity@genworth.com

Kelly Groh, 804-281-6321

Kelly.Groh@genworth.com